Exhibit 10.1

INDUSTRIAL LEASE AGREEMENT

BETWEEN

US INDUSTRIAL REIT III - MIDWEST

AS LANDLORD

AND

PRIORITY FULFILLMENT SERVICES, INC.

AS TENANT

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

065611.00451  248408 v7

LEASE INDEX

Section	Subject
1.	Basic Lease Provisions
2.	Demised Premises
3.	Term
4.	Base Rent
5.	Security Deposit
6.	Operating Expenses and Additional Rent
7.	Use of Demised Premises
8.	Insurance
9.	Utilities
10.	Maintenance and Repairs
11.	Tenant’s Personal Property; Indemnity
12.	Tenant’s Fixtures
13.	Signs
14.	Parking Allocation
15.	Governmental Regulations
16.	Environmental Matters
17.	Construction of Demised Premises
18.	Tenant Alterations and Additions
19.	Services by Landlord
20.	Fire and Other Casualty
21.	Condemnation
22.	Tenant’s Default
23.	Landlord’s Right of Entry
24.	Lender’s Rights
25.	Estoppel Certificate and Financial Statement
26.	Landlord’s Liability
27.	Notices
28.	Brokers
29.	Assignment and Subleasing
30.	Termination or Expiration
31.	Reserved
32.	Late Payments
33.	Rules and Regulations
34.	Quiet Enjoyment
35.	Miscellaneous
36.	Special Stipulations
37.	Effective Lease Date
38.	Authority
39.	No Offer Until Executed

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Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

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Exhibit "A" -	Demised Premises
Exhibit "B-1" -	Preliminary Plans and Specifications/Landlord Work
Exhibit "C" -	Special Stipulations
Exhibit "D" -	Rules and Regulations
Exhibit "E" -	Certificate of Authority
Exhibit "F" -	Notice of Lease Term Dates
Exhibit "G" -	Guaranty
Exhibit "H" -	SNDA
Schedule 8 -	Tenant’s Insurance Requirements

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Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

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INDUSTRIAL LEASE AGREEMENT

THIS LEASE AGREEMENT (the "Lease'') is made as of the "Lease Date" (as defined in Section 37 herein) by and between US INDUSTRIAL REIT III - MIDWEST, a Texas real estate investment trust ("Landlord"), and PRIORITY FULFILLMENT SERVICES, INC., a Delaware corporation ("Tenant") (the words "Landlord" and "Tenant" to include their respective legal representatives, successors and permitted assigns where the context requires or permits).

W I T N E S S E T H:

1.Basic Lease Provisions.  The following constitute the basic provisions of this Lease:

(a) Demised Premises Address:	1560 E. Stateline Road
Suite 101
Southaven, Mississippi 38671

(b) Demised Premises Square Footage:	approximately 198,162 sq. ft.

(c) Building Square Footage: approximately 373,644 sq. ft.

(d) Annual Base Rent: Annualized payments of the Monthly Base Rent Payments described in subsection (e) below.

(e) Monthly Base Rent Installments:

The 60-day period commencing on the Lease Commencement Date (the "First Period"):	$0.00 (subject to Section 1(g), which governs the abatement of the monthly Base Rent of $53,668.88 for the First Period)
The approximately 10-month period commencing on the Base Rent Commencement Date and ending on the last day of the 10th full calendar month thereafter and includes any Fractional Month (as defined below in this section)* (the "Second Period"):	$53,668.88
The 12-month period commencing on the day following the last day of the Second Period (the "Third Period"):	$54,876.42
The 12-month period commencing on the day following the last day of the Third Period (the "Fourth Period"):	$56,111.14

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Lease Agreement — Stateline Business Park

Bldg. H

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The 12-month period commencing on the day following the last day of the Fourth Period (the "Fifth Period"):	$57,373.64
The 14-month period commencing on the day following the last day of the Fifth Period (the "Sixth Period"):	$58,664.55

*As used in this Lease, a "Fractional Month" (i) shall occur if the Second Period does not commence on the first (1st) day of a calendar month and (ii) is comprised of the period commencing on the first day of the Second Period and ending on the last day of the calendar month in which the Second Period commences. By way of example, if the Lease Commencement Date occurs on June 15, 2016, then (i) the First Period shall end on August 14, 2016, (ii) the Base Rent Commencement Date and first day of the Second Period shall occur on August 15, 2016, (iii) the Second Period (which includes the Fractional Month comprised of August 15-31, 2016) shall end on June 30, 2017, (iv) the Third Period shall commence on July 1, 2017 and end on June 30, 2018, (v) the Fourth Period shall commence on July 1, 2018 and end on June 30, 2019, (vi) the Fifth Period shall commence on July 1, 2019 and end on June 30, 2020, and (vii) the Sixth Period shall commence on July 1, 2020 and end on August 31, 2021. The Base Rent applicable to the Second Period shall include the prorated amount applicable to any such Fractional Month, which prorated amount shall be due on the first day of the Fractional Month. Upon the request of either party after the Lease Commencement Date, Landlord and Tenant shall promptly execute Exhibit F Notice of Lease Term Dates in order to confirm the Lease Commencement Date, Base Rent Commencement Date, the Expiration Date and the first and last days of the First Period, Second Period, Third Period, Fourth Period, Fifth Period, Sixth Period, and any Fractional Month.

(f)Lease Commencement Date:The later of (i) the date Landlord delivers possession of the Demised Premises to Tenant; or (ii) June 15, 2016; provided that completion of Improvements (as hereafter defined) shall not be required prior to delivery to Tenant.

(g)Base Rent Commencement Date:  The 61st day following the Lease Commencement Date, subject to the terms of this Section 1(g). If any Event of Default occurs under this Lease prior to the Base Rent Commencement Date, the Base Rent abatement provided for herein shall immediately terminate, and all Base Rent which has then previously been abated shall immediately become due and payable.

(h)Expiration Date:  The last day of the Sixth Period.

(i)Primary Term: Sixty-two (62) months plus any Fractional Month.

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(j)Tenant's Operating Expense Percentage:

During the First Period:	53.04%
During the Second Period:	53.04%
During the Third Period:	53.04%
During the Fourth Period:	53.04%
During the Fifth Period:	53.04%
During the Sixth Period:	53.04%

(k)Security Deposit:  $50,000.00, subject to the terms of Section 5 hereof.

(l)Permitted Use: Storage and distribution of durable and non-durable consumer and business goods and products, and office and administrative uses reasonably ancillary thereto, all to be conducted in compliance with the other terms of this Lease and applicable governmental regulations, restrictions and permitting (without the necessity of obtaining any zoning changes, conditional use permits or other special use permits), (collectively, the "Initial Use"), or, subject to the limitations hereinafter specified, for any other lawful distribution center and/or warehousing use; provided, however, that Tenant shall obtain Landlord's prior written consent to a use which is different from the Initial Use and which involves the distribution, warehousing or other handling or use of either (1) Hazardous Substances (as defined in Section 16) not used by Tenant in its Initial Use and which would materially increase the risk of Contamination (as defined in Section 16) or materially adversely affect the value or marketability of the Demised Premises if a Contamination involving such Hazardous Substances were to occur, or (2) noxious substances not used by Tenant in its Initial Use and which would likely cause or create a nuisance or trespass for, or otherwise disturb the quiet enjoyment of, any other tenant and occupant of the Building (as hereinafter defined), and provided further, however, that Tenant's use of the Demised Premises (i) shall never include any use prohibited by any provision contained in this Lease (including, without limitation, Section 16 hereof), (ii) shall never extend to or allow the use or storage of radioactive or biohazardous materials at the Demised Premises, or any use wherein a Hazardous Substance (as defined in Section 16) constitutes the principal or primary product of the business to be conducted at the Demised Premises, (iii) shall never include any heavy manufacturing, and (iv) must not result in a material increase in the wear and tear on the Demised Premises, as compared to the Initial Use.

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Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

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(m)	Address for notice:

Landlord:
US Industrial REIT III - Midwest
9830 Colonnade Boulevard, Suite 600
San Antonio, Texas 78230-2239
Attention: VP Real Estate Counsel
Attention: VP Portfolio Management

Tenant:
Priority Fulfillment Services, Inc.
505 Millennium Drive
Allen, Texas 75013
Attn: Chief Financial Officer

(n)	Address for rental payments:

US Industrial REIT III - Midwest
P. O. Box 202235
Dept. 23508
Dallas, TX 75320-2235

(o)	Broker(s):

	Tenant:	Jack Wohrman
Jones Lang LaSalle
1661 International Drive, Suite 330
Memphis, TN 38120

Landlord:	Mark Jenkins
Commercial Advisors Asset Services, LLC
5101 Wheelis Drive, Suite 320
Memphis, TN 38117

(p)	Guarantor(s):
PFSweb, Inc.
505 Millennium Drive
Allen, Texas 75013
Attn: Chief Financial Officer

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Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

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2.Demised Premises. For and in consideration of the rent hereinafter reserved and the mutual covenants hereinafter contained, Landlord does hereby lease and demise unto Tenant, and Tenant does hereby hire, lease and accept, from Landlord all upon the terms and conditions hereinafter set forth the following premises, referred to as the "Demised Premises", as outlined on Exhibit A attached hereto and incorporated herein: an agreed upon approximately 198,162 square feet of space, having an address as set forth in Section 1(a), located within Building H (the "Building"), which contains a total of an agreed upon approximately 373,644 square feet and is located within Stateline Business Park (the "Project"), located in DeSoto County, Mississippi. The parties acknowledge that the number of square feet recited above has been conclusively determined and is not subject to contest by either party.

3.Term. To have and to hold the Demised Premises for a preliminary term (the “Preliminary Term") commencing on the Lease Date and ending on the day immediately preceding the Lease Commencement Date as set forth in Section 1(f), and a primary term (the "Primary Term") commencing on the Lease Commencement Date and terminating on the Expiration Date as set forth in Section 1(h) (the Preliminary Term, the Primary Term, and any and all extensions thereof, herein referred to as the "Term").

4.Base Rent. Tenant shall pay to Landlord at the address set forth in Section 1(n), as base rent for the Demised Premises, commencing on the Base Rent Commencement Date and continuing throughout the Term in lawful money of the United States, the annual amount set forth in Section 1(d) payable in equal monthly installments as set forth in Section 1(e) (the "Base Rent"), payable in advance, without demand and, except as otherwise expressly set forth herein, without abatement, reduction, set-off or deduction, on the first day of each calendar month during the Term. As provided in Section 1(e), if the Base Rent Commencement Date shall fall on a day other than the first day of a calendar month, the Base Rent shall be apportioned pro rata on a per diem basis for the resulting Fractional Month in the Second Period (which pro rata payment shall be due and payable on the first day of the Fractional Month). No payment by Tenant or receipt by Landlord of rent hereunder shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of rent shall be deemed an accord and satisfaction, and Landlord may accept such check as payment without prejudice to Landlord's right to recover the balance of such installment or payment of rent or pursue any other remedies available to Landlord.

5.Security Deposit.

(a)Within five (5) business days of the date of Tenant's execution of this Lease, Tenant will pay to Landlord the sum set forth in Section 1(k) (the "Cash Security Deposit") as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease.

(b)In the alternative to a Cash Security Deposit, Tenant shall have the right, within five (5) business days of Tenant's execution of this Lease, to deliver to Landlord an Irrevocable Letter of Credit (the "Letter of Credit") in the amount set forth in Section 1(k) (the "LC Security Deposit"; the Cash Security Deposit or the LC Security Deposit, as applicable, being referred to herein as the "Security Deposit"), in a form and from a financial institution acceptable to Landlord, and shall cause the same to be maintained in full force and effect throughout the Term, as may be extended, and during the thirty (30) day period after the later of (a) the Expiration Date or (b) the date that Tenant delivers possession of the

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Bldg. H

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Demised Premises to Landlord, as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease. Tenant shall, upon demand, pay directly or reimburse Landlord for all expenses incurred by Landlord in connection with the Security Deposit being in the form of a Letter of Credit, including, but not limited to, any transfer fee due upon the transfer of the Letter of Credit upon a sale of the Building by Landlord. In the event that, during the Term, Tenant fails to deliver to Landlord a renewal of or replacement to the Letter of Credit by a date no later than thirty (30) days prior to its expiration date, Landlord shall have the right to demand and receive payment in full under the Letter of Credit and to hold the cash proceeds as the Security Deposit under this Lease.

(c)The acceptance by Landlord of the Security Deposit paid by Tenant shall not render this Lease effective unless and until Landlord shall have executed and delivered to Tenant a fully executed copy of this Lease. The Cash Security Deposit may be commingled with Landlord's other funds or held by Landlord in a separate interest bearing account, with interest paid to Landlord, as Landlord may elect. In the event that Tenant is in default under this Lease, Landlord may, after the expiration of any notice and cure periods set forth in this Lease, retain or draw on the Security Deposit for the payment of any sum due Landlord or which Landlord may expend or be required to expend by reason of Tenant's default or failure to perform; provided, however, that any such retention by Landlord shall not be or be deemed to be an election of remedies by Landlord or viewed as liquidated damages, it being expressly understood and agreed that Landlord shall have the right to pursue any and all other remedies available to it under the terms of this Lease or otherwise. In the event all or any portion of the Security Deposit is so retained by Landlord, Tenant shall, within five (5) days after receipt of a written demand therefor from Landlord, replenish the Security Deposit to the full amount set forth in Section 1(k) (and Tenant's failure to do so shall constitute an immediate Event of Default, without any further notice or demand from Landlord). In the event that Tenant shall comply with all of the terms, covenants and conditions of this Lease, the Security Deposit shall be returned to Tenant within thirty (30) days after the later of (a) the Expiration Date or (b) the date that Tenant delivers possession of the Demised Premises to Landlord. In the event of a sale of the Building, Landlord shall have the right to transfer the Security Deposit to the purchaser, and upon acceptance by such purchaser, Landlord shall be released from all liability for the return of the Security Deposit. Tenant shall not assign or encumber the money deposited as security, and neither Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance.

6.Operating Expenses and Additional Rent.

(a)Commencing on the Base Rent Commencement Date, subject to the terms of Section 1(j), and continuing during the balance of the Primary Term and any extension thereof, Tenant agrees to pay as Additional Rent (as defined in Section 6(c) below) its proportionate share of Operating Expenses (as hereinafter defined). "Operating Expenses" shall be defined as, without duplication, all reasonable expenses for operation, repair, replacement and maintenance as necessary to keep the Building and the common areas, driveways, and parking areas associated therewith (collectively, the "Building Common Area") fully operational and in good order, condition and repair, including but not limited to, utilities for the Building Common Area, expenses associated with the driveways and parking areas (including sealing and restriping, and trash, snow and ice removal), roof (including seals between skylights), security systems, fire detection and prevention systems, lighting facilities, landscaped areas, walkways, painting and caulking, directional signage, curbs, drainage strips, sewer lines, all charges assessed against or attributed to the Building pursuant to any applicable easements, covenants, restrictions, agreements, declaration of protective covenants or development standards, property

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Bldg. H

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management fees described herein [in an amount not to exceed three (3%) percent of total Rent (including Base Rent and Additional Rent) charged by Landlord annually], all real property taxes and special assessments imposed upon the Building, the Building Common Area and the land on which the Building and the Building Common Area are constructed, all costs of insurance paid by Landlord with respect to the Building and the Building Common Area (including, without limitation, commercially reasonable deductibles), and costs of improvements to the Building and the Building Common Area required by any law, ordinance or regulation enacted or promulgated after the Lease Commencement Date and applicable to the Building and the Building Common Area generally (and not because of the particular use of the Building or the Building Common Area by a particular tenant), which cost shall be amortized on a straight line basis over the useful life of such improvement, as reasonably determined by Landlord in accordance with GAAP (defined below). Operating Expenses shall not include (1) expenses for the costs of any maintenance, repair or replacement required to be performed by Landlord at its own expense under Section 10(b), (2) advertising, marketing, promotional, or commission expenses, (3) ground rents or underlying lease rental, if any; or (4) interest, principal, points and fees or amortization on any mortgage or any other debt instrument encumbering the Building and any associated costs of financing or mortgaging any of Landlord's interest in the Building. Further, Operating Expenses shall not include the costs for capital improvements unless such costs are incurred for the purpose of causing a material decrease in the Operating Expenses of the Building or the Building Common Area or are incurred with respect to improvements made to comply with laws, ordinances or regulations as described above. Operating Expenses shall be accounted for in accordance with sound management accounting principles, ("SMP"). The proportionate share of Operating Expenses to be paid by Tenant shall be a percentage of the Operating Expenses based upon the proportion that the square footage of the Demised Premises bears to the total square footage of the Building (such figure referred to as "Tenant's Operating Expense Percentage" and set forth in Section 1(j)). Notwithstanding the foregoing, Landlord shall, in Landlord's reasonable discretion, have the right to adjust Tenant's proportionate share of individual components of Operating Expenses based on historical usage, usage by other Building tenants and other relevant factors, if Tenant's Operating Expense Percentage thereof would not equitably allocate to Tenant its share of such component of Operating Expenses in light of Tenant's particular use of, manner of use of and/or level of tenant improvements in the Demised Premises. Prior to or promptly after the beginning of each calendar year during the Term, Landlord shall estimate the total amount of Operating Expenses to be paid by Tenant during each such calendar year and Tenant shall pay to Landlord one-twelfth (1/12) of such sum on the first day of each calendar month during each such calendar year, or part thereof, during the Term. Within a reasonable time after the end of each calendar year, Landlord shall submit to Tenant a statement of the actual amount of Operating Expenses for such calendar year, and the actual amount owed by Tenant, and within thirty (30) days after receipt of such statement, Tenant shall pay any deficiency between the actual amount owed and the estimates paid during such calendar year, or in the event of overpayment, Landlord shall credit the amount of such overpayment toward the next installment of Operating Expenses owed by Tenant or remit such overpayment to Tenant if the Term has expired or has been terminated and no Event of Default exists hereunder; subject, however, to Tenant’s right to audit Landlord’s calculation of the Tenant’s proportionate share of the Operating Expenses in accordance with Paragraph 7 of Exhibit C of this Lease. The obligations in the immediately preceding sentence shall survive the expiration or any earlier termination of this Lease. If the Lease Commencement Date shall fall on other than the first day of the calendar year, and/or if the Expiration Date shall fall on other than the last day of the calendar year, Tenant's proportionate share of the Operating Expenses for such calendar year shall be apportioned prorata. It is intended that this Lease is a "net lease" and that the Rent provided for in this Lease shall be an absolutely net return to Landlord for the Term of this Lease and any renewals

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Bldg. H

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or extensions thereof, free of any and all expenses or charges with respect to the Demised Premises except for those obligations of Landlord expressly set forth herein.

(b) Anything in Section 6(a) of this Lease to the contrary notwithstanding, for purposes of determining Tenant’s proportionate share of Operating Expenses, in no event shall Controllable Operating Expenses (as hereinafter defined) be deemed to have increased during any calendar year (or prorated portion thereof) of the Primary Term by more than an amount equal to Controllable Operating Expenses for the first full calendar year of the Primary Term increased by six percent (6%) per annum, compounded annually on a cumulative basis.  For purposes of this Section 6(b), “Controllable Operating Expenses” are expressly limited to all Operating Expenses, except taxes, insurance, utilities, costs of snow removal or janitorial services or costs resulting from changes in applicable laws, rules, regulations or ordinances; provided, however, that any increases in Operating Expenses not recovered by Landlord based solely on the foregoing cap on Controllable Operating Expenses shall be carried forward into all succeeding calendar years during the Term.

(c)Any amounts required to be paid by Tenant hereunder (in addition to Base Rent) and any charges or expenses incurred by Landlord on behalf of Tenant under the terms of this Lease shall be considered "Additional Rent" payable in the same manner and upon the same terms and conditions as the Base Rent reserved hereunder except as set forth herein to the contrary (all such Base Rent and Additional Rent sometimes being referred to collectively herein as "Rent"). Any failure on the part of Tenant to pay such Additional Rent when and as the same shall become due shall entitle Landlord to the remedies available to it for non-payment of Base Rent. Tenant's obligations for payment of Additional Rent shall begin to accrue on the Lease Commencement Date.

(d)If applicable in the jurisdiction where the Demised Premises are located, Tenant shall pay and be liable for all rental, sales, use and inventory taxes or other similar taxes, if any, on the amounts payable by Tenant hereunder levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Such payment shall be made by Tenant directly to such governmental body if billed to Tenant, or if billed to Landlord, such payment shall be paid concurrently with the payment of the Base Rent, Additional Rent, or such other charge upon which the tax is based, all as set forth herein.

7.Use of Demised Premises.

(a)The Demised Premises shall be used for the Permitted Use set forth in Section 1(l) and for no other purpose without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

(b)Tenant will permit no liens to attach or exist against the Demised Premises, and shall not commit any waste.

(c)The Demised Premises shall not be used for any illegal purposes, and Tenant shall not allow, suffer, or permit any vibration, noise, odor, light or other effect to occur within or around the Demised Premises that could constitute a nuisance or trespass for Landlord or any occupant of the Building or an adjoining building, its customers, agents, or invitees. Upon notice by Landlord to Tenant

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that any of the aforesaid prohibited uses are occurring, Tenant agrees to promptly remove or control the same.

(d)Tenant shall not in any way violate any law, ordinance or restrictive covenant affecting the Demised Premises, and shall not in any manner use the Demised Premises so as to cause cancellation of, prevent the use of, or increase the rate of, the fire and extended coverage insurance policy required hereunder Landlord makes no (and does hereby expressly disclaim any) covenant, representation or warranty as to the Permitted Use or the Initial Use being allowed by or being in compliance with any applicable laws, rules, ordinances or restrictive covenants now or hereafter affecting the Demised Premises, and any zoning letters, copies of zoning ordinances or other information from any governmental agency or other third party provided to Tenant by Landlord or any of Landlord's agents or employees shall be for informational purposes only, and, Tenant hereby expressly acknowledging and agreeing that Tenant shall conduct and rely solely on its own due diligence and investigation with respect to the compliance of the Permitted Use and the Initial Use with all such applicable laws, rules, ordinances and restrictive covenants and not on any such information provided by Landlord or any of its agents or employees.

(e)In the event insurance premiums pertaining to the Demised Premises, the Building, or the Building Common Area, whether paid by Landlord or Tenant, are increased over the least hazardous rate available due to the nature of the use of the Demised Premises by Tenant, Tenant shall pay such additional amount as Additional Rent. Landlord shall promptly notify Tenant of any such increase, but any failure to so notify shall not operate to relieve Tenant of the obligation to pay such additional amount.

8.Insurance.

(a)At all times during the Term, Tenant will carry and maintain, at Tenant’s expense, the types of insurance coverage required and in the amounts specified on Schedule 8 attached to this Lease and made a part hereof for all purposes. All insurance required under this Section 8 shall be issued by such good and reputable insurance companies qualified to do and doing business in the state in which the Demised Premises are located and having a rating not less than A:VIII as rated in the most current copy of Best’s Insurance Report in the form customary to this locality.

(b) Landlord, Landlord’s management company and such other parties as Landlord shall designate to Tenant who have an insurable interest in the Demised Premises or Project shall be (i) named as additional insured with respect to the coverages provided for under paragraphs A., B., C. and D. of Schedule 8 (other than Worker’s Compensation), and (ii) as loss payees as their interest may appear with respect to the coverage provided under paragraph G. of Schedule 8.  Certificates of insurance naming Landlord, Landlord’s management company, and any others specified by Landlord as additional insureds or loss payee (as the case may be) will be delivered to Landlord prior to Tenant’s occupancy of the Demised Premises and from time to time at least thirty (30) days prior to the expiration of the term or reduction in coverage of each such policy; provided that in the event of a claim Landlord may request and Tenant shall deliver to Landlord copies of the policies and any endorsements.  Each insurance policy required hereunder shall be issued by and on forms reasonably satisfactory to Landlord and will specifically provide that such insurance policy cannot be terminated without giving at least thirty (30) days prior written notice to Landlord and Landlord’s Mortgagee. All policies required to be maintained by

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Tenant will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry. Commercial general liability insurance required to be maintained by Tenant by this Section 8 will not be subject to a deductible or self-insured retention. In the event Tenant fails to purchase and maintain any of the insurance required hereunder, Landlord reserves the right, but not the obligation, to purchase such insurance on behalf of Tenant, and at Tenant’s expense, with any expenses incurred by Landlord in connection therewith being reimbursed to Landlord by Tenant within thirty (30) days of written demand thereof. In addition, the coverage limits of policies of insurance required hereunder shall be subject to change upon Landlord’s reasonable request from time to time.

(c)Landlord and Tenant each waive and shall cause their respective insurance carriers to waive any and all rights to recover against the other or against the officers, partners, directors, employees, agents, licensees, contractors, customers and invitees; to the extent customers and invitees are under the control of the principal (collectively, “Agents”) of such other party for any loss or damage to such waiving party (including deductible amounts) arising from any cause covered by any property insurance required to be carried by such party pursuant to this Section 8 or any other property insurance actually carried by such party to the extent of the limits of such policy.   Tenant and Landlord, from time to time, will cause its respective insurers to issue appropriate waiver of subrogation rights endorsements to all property insurance policies carried in connection with the Project or the Demised Premises or the contents of the Project or the Demised Premises.  Tenant agrees to cause all other occupants of the Demised Premises claiming by, under or through Tenant, to execute and deliver to Landlord and Landlord’s management company such a waiver of claims and to obtain such waiver of subrogation rights endorsements.

(d)Landlord and its Agents make no representation that the limits of liability specified to be carried by Tenant pursuant to this Section 8 are adequate to protect Tenant.  If Tenant believes that any of such insurance coverage is inadequate, Tenant will obtain such additional insurance coverage as Tenant deems adequate, at Tenant’s sole expense.  Furthermore, in no way does the insurance required herein limit the liability of Tenant assumed elsewhere in this Lease.

9.Utilities.  During the Term, Tenant shall promptly pay as billed to Tenant all rents and charges for water and sewer services and all costs and charges for gas, steam, electricity, fuel, light, power, telephone, heat and any other utility or service used or consumed in or servicing the Demised Premises and all other costs and expenses involved in the care, management and use thereof as charged by the applicable utility companies to Tenant. All such utilities except for sewer and water shall be separately metered and billed to Tenant, and Tenant shall establish an account with the utility provider with respect to each such separately metered utility. Sewer and water shall not be separately metered, and shall be billed to Tenant by Landlord, at Landlord's actual cost, in an amount equal to reasonable estimation of such utilities actually used by Tenant in excess of the average use by other tenants. Landlord shall have right to install a meter for any such utility not separately metered, at Landlord's expense, and bill Tenant for Tenant's actual use. Tenant's obligation for payment of all utilities shall commence on the earlier of the Lease Commencement Date or the date of Tenant's actual occupancy of all or any portion of the Demised Premises, including any period of occupancy prior to the Lease Commencement Date, regardless of whether or not Tenant conducts business operations during such period of occupancy. If Tenant fails to pay any utility bills or charges, Landlord may, at its option and upon reasonable written notice to Tenant, pay the same and in such event, the amount of such payment, together with interest

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thereon at the Interest Rate as defined in Section 32 from the date of such payment by Landlord, will be added to Tenant's next payment due as Additional Rent.

10.Maintenance and Repairs.

(a)Tenant shall, at its own cost and expense, maintain in good condition and repair, reasonable wear and tear excepted, and replace as necessary the interior of the Demised Premises, including but not limited to the heating, air conditioning and ventilation systems, glass, windows and doors, sprinkler, all plumbing and sewage systems, fixtures, interior walls, floors (including floor slabs), ceilings, storefronts, plate glass, skylights (excluding seals between skylights and the roof, which shall be Landlord's obligation as provided in Section 10(b), all electrical facilities and equipment including, without limitation, lighting fixtures, lamps, fans and any exhaust equipment and systems, electrical motors, and all other appliances and equipment (including, without limitation, dock levelers, dock shelters, dock seals and dock lighting) of every kind and nature located in, upon or about the Demised Premises, except as to such maintenance, repair and replacement as is the obligation of Landlord pursuant to Section 10(b). During the Term, Tenant shall maintain in full force and effect a service contract for the maintenance of the heating, ventilation and air conditioning systems with an entity reasonably acceptable to Landlord. Tenant shall deliver to Landlord (i) a copy of said service contract prior to the Lease Commencement Date, and (ii) thereafter, a copy of a renewal or substitute service contract within thirty (30) days prior to the expiration of the existing service contract. Tenant's obligation shall exclude any maintenance, repair and replacement required because of the act or negligence of Landlord, its employees, contractors or agents, which shall be the responsibility of Landlord.

(b)Landlord shall, at its own cost and expense (except that the cost of such items shall be an Operating Expense to the extent permitted by the provisions of Section 6(a)), maintain in good condition and repair and replace as necessary, reasonable wear and tear excepted, the foundation (beneath the floor slab), structural frame, structural portions of the external walls (exclusive of all painting and caulking, the cost of which will be included in Operating Expenses in accordance with Section 6 hereof, and all glass and exterior doors) and repair and replace the roof (including the seals between the skylights and the roof), if and when necessary, Landlord's obligation shall exclude the cost of any maintenance or repair required because of the act (exclusive of ordinary wear and tear resulting from the Permitted Use) or negligence of Tenant or any of Tenant's subsidiaries or affiliates, or any of Tenant's or such subsidiaries' or affiliates' agents, contractors, employees, licensees or invitees (collectively, "Tenant's Affiliates"), the cost of which shall be the responsibility of Tenant, Landlord shall never have any obligation to repair, maintain or replace, pursuant to this subsection 10(b) or any other provision of this Lease, any Tenant's Change (as defined in Section 18 hereof).

(c)Unless the same is caused solely by the negligent action or inaction of Landlord, its employees or agents, and is not covered by the insurance required to be carried by Tenant pursuant to the terms of this Lease, Landlord shall not be liable to Tenant or to any other person for any damage occasioned by failure in any utility system or by the bursting or leaking of any vessel or pipe in or about the Demised Premises, or for any damage occasioned by water coming into the Demised Premises or arising from the acts or neglects of occupants of adjacent property or the public.

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11.Tenant's Personal Property; Indemnity.All of Tenant's personal property in the Demised

Premises shall be and remain at Tenant's sole risk. Landlord, its agents, employees and contractors, shall not be liable for, and Tenant hereby releases Landlord from, any and all liability for theft thereof or any damage thereto occasioned by any act of God or by any acts, omissions or negligence of any third party. Tenant expressly agrees to indemnify and save Landlord, its agents, employees and contractors, harmless, in all such cases, except, in the case of personal injury or property damage, to the extent caused by the negligence or willful misconduct of Landlord, its agents, employees and contractors, subject to the waiver of subrogation. Tenant further agrees to indemnify and reimburse Landlord for any costs or expenses, including, without limitation, reasonable attorneys' fees, that Landlord reasonably may incur in investigating, handling or litigating any such claim against Landlord by a third person, unless such claim arose from the negligence or willful misconduct of Landlord, its agents, employees or contractors, subject to the waiver of subrogation. The provisions of this Section 11 shall survive the expiration or earlier termination of this Lease with respect to any damage, injury or death occurring before such expiration or termination.

12.Tenant's Fixtures. Tenant shall have the right to install in the Demised Premises trade fixtures required by Tenant or used by it in its business, and if installed by Tenant, to remove any or all such trade fixtures from time to time during and upon termination or expiration of this Lease, provided no Event of Default, as defined in Section 22, then exists; provided, however that Tenant shall repair and restore any damage or injury to the Demised Premises (to the condition in which the Demised Premises existed prior to such installation) caused by the installation and/or removal of any such trade fixtures.

13.Signs. No sign, advertisement or notice shall be inscribed, painted, affixed, or displayed on the windows or exterior walls of the Demised Premises or on any public area of the Building, except in such places, numbers, sizes, colors and styles as are approved in advance in writing by Landlord (which will not be unreasonably withheld, conditioned, or delayed), and which conform to all applicable laws, ordinances, signage criteria and covenants affecting the Demised Premises. Notwithstanding the foregoing, Tenant shall have the right to affix one (1) identification sign to the exterior of the Demised Premises and to install one (1) monument identification sign in the Building Common Area, provided Tenant and such signs otherwise comply with the terms and conditions of this Section 13. Any and all signs installed or constructed by or on behalf of Tenant pursuant hereto shall be installed, maintained and removed by Tenant at Tenant's sole cost and expense.

14.Parking Allocation. During the Term, Tenant shall have the exclusive right to use for the parking of passenger vehicles one hundred fifteen (115) parking spaces located to the south of the main entrance of the Demised Premises and the non-exclusive right to use for the parking of passenger vehicles up to thirty-one (31) of the forty-five (45) unreserved parking spaces located on the west side of the middle of the Building, which unreserved spaces shall be used in common with other tenants in the Project and thirty-six (36) unreserved trailer spaces, subject to the Rules and Regulations set forth in Exhibit D and validation, key-card sticker or other identification systems set forth by Landlord from time to time. Notwithstanding the foregoing, Landlord shall not be responsible for policing the use of the foregoing parking spaces.

15.Governmental Regulations. Tenant shall comply throughout the Term, at Tenant's sole cost and expense, with all present and future laws, ordinances, orders, rules, regulations or requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and

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officers thereof (collectively, "Governmental Requirements") relating to (a) all or any part of the Demised Premises, and (b) the use or manner of use of the Demised Premises and the Building Common Area; provided, however, that Landlord shall be solely responsible for making all changes necessitated by violations of applicable Governmental Requirements that are in effect as of the Lease Commencement Date to the extent any such violation existed as of such date. Tenant shall also observe and comply with the requirements of all policies of public liability, fire and other policies of insurance at any time in force with respect to the Demised Premises. Without limiting the foregoing, if as a result of one or more Governmental Requirements it is necessary, from time to time during the Term, to perform an alteration or modification of the Demised Premises, the Building or the Building Common Area (a "Code Modification") which is made necessary as a result of the specific use being made by Tenant of the Demised Premises or a Tenant's Change, then such Code Modification shall be the sole and exclusive responsibility of Tenant in all respects; any such Code Modification shall be promptly performed by Tenant at its expense in accordance with the applicable Governmental Requirement and with Section 18 hereof. If as a result of one or more Governmental Requirements it is necessary from time to time during the Term to perform a Code Modification which (i) would be characterized as a capital expenditure under generally accepted accounting principles ("GAAP") and (ii) is not made necessary as a result of the specific use being made by Tenant of the Demised Premises (as distinguished from an alteration or modification which would be required to be made by the owner of any warehouse-office building comparable to the Building irrespective of the use thereof by any particular occupant) or a Tenant's Change, then (a) Landlord shall have the obligation to perform the Code Modification at its expense, (b) the cost of such Code Modification shall be amortized on a straight-line basis over the useful life of the item in question, in accordance with GAAP, and (c) to the extent the Code Modification relates to the Building or the Building Common Area (and not to any portion of the Demised Premises), Tenant shall be obligated to pay (as Additional Rent, payable in the same manner and upon the same terms and conditions as the Base Rent reserved hereunder) for (i) Tenant's proportionate share (based on Tenant's Operating Expense Percentage) of the portion of such amortized costs attributable to the remainder of the Term, including any extensions thereof, with respect to any Code Modification respecting the Building or the Building Common Area, and (ii) to the extent the Code Modification relates to the Demised Premises (and not any other portion of the Building), the entire portion of such amortized costs attributable to the remainder of the Term, including any extensions thereof, with respect to any Code Modification respecting the Demised Premises. Tenant shall promptly send to Landlord a copy of any written notice received by Tenant requiring a Code Modification.

16.Environmental Matters.

(a)For purposes of this Lease:

(i)"Contamination" as used herein means the presence of or release of Hazardous Substances (as hereinafter defined) into any environmental media from, upon, within, below, into or on any portion of the Demised Premises, the Building, the Building Common Area or the Project so as to require remediation, cleanup or investigation under any applicable Environmental Law (as hereinafter defined).

(ii)"Environmental Laws" as used herein means all federal, state, and local laws, regulations, orders, permits, ordinances or other requirements, which exist now or as may exist hereafter, concerning protection of human health, safety and the environment, all as may be amended

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from time to time including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. ("CERCLA'') and the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. ("RCRA").

(iii)"Hazardous Substances" as used herein means any hazardous or toxic substance, material, chemical, pollutant, contaminant or waste as those terms are defined by any applicable Environmental Laws and any solid wastes, polychlorinated biphenyls, urea formaldehyde, asbestos, radioactive materials, radon, explosives, petroleum products and oil.

(b)Intentionally deleted.

(c)Tenant covenants that all its activities, and the activities of Tenant's Affiliates (as defined herein), on the Demised Premises, the Building, or the Project during the Term will be conducted in compliance with Environmental Laws. Tenant warrants that it is currently in compliance with all applicable Environmental Laws and that there are no pending or threatened notices of deficiency, notices of violation, orders, or judicial or administrative actions involving alleged violations by Tenant of any Environmental Laws. Tenant, at Tenant's sole cost and expense, shall be responsible for obtaining all permits or licenses or approvals under Environmental Laws necessary for Tenant's operation of its business on the Demised Premises and shall make all notifications and registrations required by any applicable Environmental Laws. Tenant, at Tenant's sole cost and expense, shall at all times comply with the terms and conditions of all such permits, licenses, approvals, notifications and registrations and with any other applicable Environmental Laws. Tenant warrants that it has obtained, or will obtain prior to the date required by the applicable Governmental Requirements, all such permits, licenses or approvals and made, or will make prior to the date required by the applicable Governmental Requirements, all such notifications and registrations required by any applicable Environmental Laws necessary for Tenant's operation of its business on the Demised Premises.

(d)Tenant shall not cause or permit any Hazardous Substances to be brought upon, kept or used in or about the Demised Premises, the Building, or the Project in violation of any Environmental Law without the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided, however, that the consent of Landlord shall not be required for the use at the Demised Premises of cleaning supplies, toner for photocopying machines and other similar materials, in containers and quantities reasonably necessary for and consistent with normal and ordinary use by Tenant in the routine operation or maintenance of Tenant's office equipment or in the routine janitorial service, cleaning and maintenance for the Demised Premises. For purposes of this Section 16, Landlord shall be deemed to have reasonably withheld consent if Landlord determines that the presence of such Hazardous Substance within the Demised Premises could result in a risk of harm to person or property or otherwise negatively affect the value or marketability of the Building or the Project.

(e)Tenant shall not cause or permit the release of any Hazardous Substances by Tenant or Tenant's Affiliates into any environmental media such as air, water or land, or into or on the Demised Premises, the Building or the Project in any manner that violates any Environmental Laws. If such release shall occur, Tenant shall (i) take all steps reasonably necessary to contain and control such release and any associated Contamination, (ii) clean up or otherwise remedy such release and any associated Contamination to the extent required by, and take any and all other actions required under,

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applicable Environmental Laws and (iii) notify and keep Landlord reasonably informed of such release and response.

(f)Regardless of any consents granted by Landlord pursuant to Section 16(d) allowing Hazardous Substances upon the Demised Premises, Tenant shall under no circumstances whatsoever cause or permit (i) any activity on the Demised Premises which would cause the Demised Premises to become subject to regulation as a hazardous waste treatment, storage or disposal facility under RCRA or the regulations promulgated thereunder, (ii) the discharge of Hazardous Substances into the storm sewer system serving the Project, or (iii) the installation of any underground storage tank or underground piping on or under the Demised Premises.

(g)Tenant shall and hereby does indemnify Landlord and hold Landlord harmless from and against any and all expense, loss, and liability suffered by Landlord (except to the extent that such expenses, losses, and liabilities arise out of Landlord's own negligence or willful act, or from any condition existing at the Project prior to the Lease Date, unless covered by insurance required to be obtained and maintained by Tenant pursuant to this Lease, in which event the indemnification and hold harmless agreements set forth in this Section shall apply, subject to the waiver of subrogation), by reason of the storage, generation, release, handling, treatment, transportation, disposal, or arrangement for transportation or disposal, of any Hazardous Substances (whether accidental,  intentional or negligent) by Tenant or Tenant's Affiliates or by reason of Tenant's breach of any of the provisions of this Section 16. Such expenses, losses and liabilities shall include, without limitation, (i) any and all reasonable expenses that Landlord may incur to comply with any Environmental Laws; (ii) any and all reasonable costs that Landlord may incur in studying or remedying any Contamination at or arising from the Demised Premises, the Building, or the Project; (iii) any and all reasonable costs that Landlord may incur in studying, removing, disposing or otherwise addressing any Hazardous Substances; (iv) any and all fines, penalties or other sanctions assessed upon Landlord; and (v) any and all reasonable legal and professional fees and costs incurred by Landlord in connection with the foregoing. The indemnity contained herein shall survive the expiration or earlier termination of this Lease.

17.Construction of Improvements by Landlord.

(a)Promptly following the Lease Date, Landlord shall, at its sole cost and expense, cause to be prepared a set of plans and specifications and/or construction drawings (collectively, the "Plans and Specifications") based on the preliminary plans and specifications and/or preliminary floor plans set forth on Exhibit B-1 attached hereto and incorporated herein ("Preliminary Plans"), covering all work to be performed by Landlord (collectively, the “Improvements”) and shall submit such Plans and Specifications to Tenant, for Tenant’s approval, such approval not to be unreasonably withheld, delayed, conditioned or denied. Tenant shall have no right to disapprove the Plans and Specifications unless the same are materially inconsistent with the Preliminary Plans nor to request any changes to the Plans and Specifications which would materially alter either the Demised Premises or the exterior appearance or basic nature of the Building, as the same are contemplated by the Preliminary Plans. If Tenant requests any changes to the Plans and Specifications because the same are materially inconsistent with the Preliminary Plans, Tenant must give written notice of such request within five (5) business days of receipt thereof by Tenant, whereupon Landlord shall make those changes which are reasonably requested by Tenant and shall within ten (10) days of its receipt of such request submit the revised portion of the Plans and Specifications to Tenant. Tenant may not thereafter disapprove the revised portions of

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the Plans and Specifications unless Landlord has unreasonably failed to incorporate reasonable comments of Tenant and, subject to the foregoing, the Plans and Specifications, as modified by said revisions, shall be deemed to be final upon the submission of said revisions to Tenant. Landlord and Tenant shall at all times in their respective preparation or review of the Plans and Specifications, and of any revisions thereto, act reasonably and in good faith. After the Plans and Specifications or the Plans and Specifications have been finalized pursuant to the procedures set forth hereinabove, any subsequent changes to the Plans and Specifications requested by Tenant (herein referred to as a "Change Order") shall be at Tenant's sole cost and expense and subject to Landlord's written approval, which approval shall not be unreasonably withheld, conditioned or delayed. In the event Landlord approves any such requested Change Order, Landlord shall give written notice thereof to Tenant, which notice will specify the Change Order approved by Landlord as well as the estimated incremental cost thereof. The cost to Tenant for Change Orders shall be Landlord's incremental cost plus five percent (5%) of such amount as Landlord's overhead. Tenant acknowledges and agrees that Landlord shall be under no obligation to proceed with any work related to the approved Change Order unless and until Tenant delivers to Landlord an amount equal to the full estimated incremental cost of such approved Change Order (including Landlord's overhead) as set forth in Landlord's notice. When the final incremental cost of any such Change Order has been determined and incurred, Landlord and Tenant each agree to pay or refund the amounts owed to the other with respect to such Change Order, based on the estimated payment made to Landlord.

(b)Landlord shall use reasonable speed and diligence to Substantially Complete the Improvements set forth on Exhibit B-1 hereto, at Landlord's sole cost and expense, which the parties anticipate will be Substantially Complete within sixty (60) days after the Lease Date. If the Landlord Work is not Substantially Complete on that date, then, commencing with the sixty-first (61st) day following the Lease Date, Tenant’s obligation to pay Base Rent hereunder shall be abated for each day until Landlord Substantially Completes Landlord’s Work. Except as set forth herein, no liability whatsoever shall arise or accrue against Landlord by reason of its failure to deliver or afford possession of the Demised Premises, and Tenant hereby releases and discharges Landlord from and of any claims for damage, loss, or injury of every kind whatsoever as if this Lease were never executed.

(c)Upon Substantial Completion of the Improvements, a representative of Landlord and a representative of Tenant together shall inspect the Demised Premises and generate a punchlist of defective or uncompleted items relating to the completion of construction of the Improvements (the "Punchlist"). Landlord shall, within a reasonable time after the Punchlist is prepared and agreed upon by Landlord and Tenant, complete such incomplete work and remedy such defective work as is set forth on the Punchlist. All construction work performed by Landlord shall be deemed approved by Tenant in all respects except for items of said work which are not completed or do not conform to the Plans and Specifications and which are included on the Punchlist.

(d)Tenant hereby covenants and agrees that Tenant is familiar with the condition of the Building and the Demised Premises as of the Lease Date. Except for Landlord's express obligations under this Lease, including, without limitation, Landlord’s obligation to perform Landlord’s Work, with respect to the Improvements and the maintenance and repair of the Building, Tenant agrees that Tenant is accepting the Demised Premises on an "AS-IS," "WHERE-IS" basis, and that except for Landlord’s Work and except as otherwise expressly set forth in this Lease, Landlord is making absolutely no repairs, replacements or improvements of any kind or nature to the Demised Premises or the Building in connection with, or in consideration of, this Lease and that Landlord makes no representation or warranty

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regarding security at the Demised Premises or the Building. Notwithstanding the foregoing, Landlord shall, at its sole cost and expense (and such expense shall not be included in Operating Expense), perform all of the repairs to the heating, ventilation and cooling system (“HVAC”) serving the Demised Premises described in that certain letter from Roy May Heating & Air Conditioning Co., Inc. to Tenant, dated June 2, 2016, a true copy of which is attached hereto and incorporated herein as Exhibit I.  Landlord further hereby warrants that the HVAC shall be in good working condition for a period of six (6) months following the Lease Commencement Date, Landlord shall perform any and all maintenance, repairs and replacements of the HVAC during such six month period, at Landlord’s sole cost and expense, and such expense shall not be included in Operating Expenses.

(e)Notwithstanding anything to the contrary set forth in this Lease, Landlord hereby warrants to Tenant, which warranty shall survive for the one (1) year period following the date of the Substantial Completion of the Improvements, that (i) the materials and equipment furnished by Landlord's contractors in the completion of the Improvements will be in good working condition, and (ii) such materials and equipment and the work of such contractors shall comply with all applicable laws, rules, regulations, building codes and insurance requirements in effect on the date Improvements were permitted and shall be completed in accordance with the Plans and Specifications in all material respects in a good and workmanlike manner and free from defects not inherent in the quality required or permitted hereunder.  This warranty shall exclude damages or defects caused by Tenant or Tenant's Affiliates, improper or insufficient maintenance, improper operation, and normal wear and tear under normal usage.

(f)For purposes of this Lease, the term "Substantial Completion" (or any variation thereof) shall mean completion of construction of the Improvements in accordance with the approved Plans and Specifications therefor, subject only to Punchlist items established pursuant to Section 17(c), as established by the delivery by Landlord to Tenant of a certificate of occupancy or its equivalent (or temporary certificate of occupancy or its equivalent) for the Demised Premises issued by the appropriate governmental authority, if a certificate is so required by a governmental authority, or if not so required or if unavailable because of unfinished work to be performed by Tenant, then by the delivery by Landlord to Tenant of a Certificate of Substantial Completion for the Improvements on Standard AIA Form G-704 certified by Landlord's architect.

18.Tenant Alterations and Additions.

(a)Tenant shall not make or permit to be made any alterations, improvements, or additions to the Demised Premises (a "Tenant's Change"), without first obtaining on each occasion Landlord's prior written consent (which consent Landlord agrees not to unreasonably withhold) and Lender's prior written consent (if such consent is required). As part of its approval process, Landlord may require that Tenant submit plans and specifications to Landlord, for Landlord's approval or disapproval, which approval shall not be unreasonably withheld. All Tenant's Changes shall be performed in accordance with all legal requirements applicable thereto and in a good and workmanlike manner with first-class materials. Tenant shall maintain insurance reasonably satisfactory to Landlord during the construction of all Tenant's Changes. If Landlord at the time of giving its approval to any Tenant's Change notifies Tenant in writing that approval is conditioned upon restoration, then Tenant shall, at its sole cost and expense and at Landlord's option upon the termination or expiration of this Lease, remove the same and restore the Demised Premises to its condition prior to such Tenant's Change. Landlord may withhold consent to any Tenant's Change which is structural in nature or impairs the structural strength of

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the Building, in Landlord's sole discretion, or reduces its value, in Landlord's reasonable discretion. Tenant shall pay the full cost of any Tenant's Change. Except as otherwise provided herein and in Section 12, or as otherwise agreed at the time of a Tenant's Change is approved, all Tenant's Changes and all repairs and all other property attached to the Demised Premises by or on behalf of Tenant (excluding racks, conveyers and related or similar equipment) shall immediately upon completion or installation thereof be and become part of the Demised Premises and the property of Landlord without payment therefor by Landlord and shall be surrendered to Landlord upon the expiration or earlier termination of this Lease.

(b)To the extent permitted by law, all of Tenant's contracts and subcontracts for such Tenant's Changes shall provide that no lien shall attach to or be claimed against the Demised Premises or any interest therein other than Tenant's leasehold interest in the Demised Premises, and that all subcontracts let thereunder shall contain the same provision. Whether or not Tenant furnishes the foregoing, Tenant agrees to hold Landlord harmless from, and defend against (with legal counsel acceptable to Landlord) all liens, claims and liabilities of every kind, nature and description which may arise out of or in any way be connected with such work. Tenant shall not permit the Demised Premises to become subject to any mechanics', laborers' or materialmen's lien on account of labor, material or services furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed for the Demised Premises by, or at the direction or sufferance of Tenant and if any such liens are filed against the Demised Premises, Tenant shall promptly discharge the same; provided, however, that Tenant shall have the right to contest, in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall give to Landlord, within fifteen days after demand, such security as may be reasonably satisfactory to Landlord to assure payment thereof and to prevent any sale, foreclosure, or forfeiture of Landlord's interest in the Demised Premises by reason of non-payment thereof; provided further that on final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied. If Tenant fails to post such security or does not diligently contest such lien, Landlord may, without investigation of the validity of the lien claim, discharge such lien and Tenant shall reimburse Landlord upon demand for all costs and expenses incurred in connection therewith, which expenses shall include any attorneys' fees, paralegals' fees and any and all costs associated therewith, including litigation through all trial and appellate levels and any costs in posting bond to effect a discharge or release of the lien. Nothing contained in this Lease shall be construed as a consent on the part of Landlord to subject the Demised Premises to liability under any lien law now or hereafter existing of the state in which the Demised Premises are located.

(c)In addition to complying with the other provisions of this Section 18, all computer, telecommunications or other cabling, wiring and associated appurtenances ("Cabling") installed by Tenant inside any of the interior walls of the Demised Premises, above the ceiling of the Demised Premises, in any portion of the ceiling plenum above or below the Demised Premises, or in any portion of the Common Areas of the Building, including but not limited to any of the shafts or utility rooms of the Building, shall be clearly labeled or otherwise identified as having been installed by Tenant. All Cabling installed by Tenant shall comply with the requirements of the National Electric Code and any other applicable fire and safety codes. Upon the expiration or earlier termination of this Lease, Tenant shall remove all Cabling installed by Tenant anywhere in the Demised Premises or the Building to the point of the origin of such Cabling, and repair any damage to the Demised Premises or the Building resulting from such removal, except for the initial Cabling approved by Landlord for installation prior to

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the Commencement Date of this Lease and any additional Cabling that Landlord approves subsequently during the Term without the condition that such Cabling be removed.

19.Services by Landlord. Landlord shall be responsible for providing for maintenance of the Building Common Area, and, except as required by Section 10(b) hereof or as otherwise specifically provided for herein, Landlord shall be responsible for no other services whatsoever. Tenant, by payment of Tenant's share of the Operating Expenses, shall pay Tenant's pro rata share of the expenses incurred by Landlord hereunder. Landlord reserves the right, without any liability to Tenant and without affecting Tenant's covenants and obligations hereunder, to stop any services required by Landlord under this Lease, whenever and for so long as may be reasonably necessary, by reason of (i) accidents, emergencies, strikes, or the making of repairs or changes which Landlord in good faith deems necessary, or (ii) any other cause beyond Landlord's reasonable control. Further, it is also understood and agreed that Landlord shall have no liability or responsibility for a cessation of services to the Demised Premises or in the Building which occurs as a result of causes beyond Landlord's control, provided, however, that Landlord shall use commercially reasonable efforts to restore or cause such services to be restored in the event of cessation of service for the reasons stated above. No such interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Demised Premises or any part thereof, or render Landlord liable to Tenant for damages, or relieve Tenant from performance of Tenant's obligations under this Lease including the obligation to pay Rent (except to the extent that Landlord is reimbursed by insurance proceeds for rent loss), unless Landlord fails to use commercially reasonable efforts to restore or cause such services to be restored in the event of cessation of service for the reasons stated above.

20.Fire and Other Casualty. In the event the Demised Premises are damaged by fire or other casualty insured by Landlord, Landlord agrees to promptly restore and repair the Demised Premises at Landlord's expense, including the Improvements to be insured by Tenant, but only to the extent Landlord receives insurance proceeds therefor, including the proceeds from the insurance required to be carried by Tenant on the Improvements. Notwithstanding the foregoing, in the event that the Demised Premises are (i) in the reasonable opinion of Landlord, so destroyed that they cannot be repaired or rebuilt within two hundred ten (210) days after the date of such damage; or (ii) destroyed by a casualty which is not covered by Landlord's insurance, or if such casualty is covered by Landlord's insurance but Lender or other party entitled to insurance proceeds fails to make such proceeds available to Landlord in an amount sufficient for restoration of the Demised Premises, then Landlord shall use commercially reasonable efforts to give written notice to Tenant of such determination (the "Determination Notice") within forty-five (45) days of such casualty. Either Landlord or Tenant may terminate and cancel this Lease effective as of the date of such casualty by giving written notice to the other party within thirty (30) days after Tenant's receipt of the Determination Notice. Upon the giving of such termination notice, all obligations hereunder with respect to periods from and after the effective date of termination shall thereupon cease and terminate. If no such termination notice is given, Landlord shall, to the extent of the available insurance proceeds, make such repair or restoration of the Demised Premises to the approximate condition existing prior to such casualty, promptly and in such manner as not to unreasonably interfere with Tenant's use and occupancy of the Demised Premises (if Tenant is stiff occupying the Demised Premises). Base Rent and Additional Rent and all other amounts payable by Tenant hereunder shall equitably abate during the time that the Demised Premises or any part thereof are unusable by reason of any such damage thereto.

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21.Condemnation.

(a)If all of the Demised Premises is taken or condemned for a public or quasi-public use, or if a material portion of the Demised Premises is taken or condemned for a public or quasi-public use and the remaining portion thereof is not usable by Tenant in the reasonable opinion of Landlord, this Lease shall terminate as of the earlier of the date title to the condemned real estate vests in the condemnor or the date on which Tenant is deprived of possession of the Demised Premises. In such event, the Base Rent herein reserved and all Additional Rent and other sums payable hereunder shall be apportioned and paid in full by Tenant to Landlord to that date, all Base Rent, Additional Rent and other sums payable hereunder prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant, and neither party shall thereafter have any liability hereunder, except that any obligation or liability of either party, actual or contingent, under this Lease which has accrued on or prior to such termination date shall survive.

(b)If only part of the Demised Premises is taken or condemned for a public or quasi-public use and this Lease does not terminate pursuant to Section 21(a), Landlord shall, to the extent of the award it receives. restore the Demised Premises to a condition and to a size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the taking, and there shall be an equitable adjustment to the Base Rent and Additional Rent based on the actual loss of use of the Demised Premises suffered by Tenant from the taking.

(c)Landlord shall be entitled to receive the entire award in any proceeding with respect to any taking provided for in this Section 21, without deduction therefrom for any estate vested in Tenant by this Lease, and Tenant shall receive no part of such award. Nothing herein contained shall be deemed to prohibit Tenant from making a separate claim, against the condemnor, to the extent permitted by law, for the value of Tenant's moveable trade fixtures, machinery and moving expenses, provided that the making of such claim shall not and does not adversely affect or diminish Landlord's award.

22.Tenant's Default.

(a)The occurrence of any one or more of the following events shall constitute an "Event of Default" of Tenant under this Lease:

(i)if Tenant fails to pay Base Rent or any Additional Rent hereunder as and when such rent becomes due and such failure shall continue for more than ten (10) days after Landlord gives written notice to Tenant of such failure; provided, however, that Landlord shall only be required to give such a notice of default three (3) times in any twelve (12) month period during the Term, it being understood and agreed that any failure to pay Base Rent or any Additional Rent on time thereafter within such twelve (12) month period shall constitute an immediate Event of Default hereunder;

(ii)if there shall occur an Event of Default by Tenant under that certain Industrial Lease Agreement with US Industrial REIT II (“USIR II”) dated April 7, 2011, pursuant to which Tenant leases from USIR II space located at 8655 Commerce Drive, Suite 104, Southaven, MS 38671;

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(iii)if Tenant permits to be done anything which creates a lien upon the Demised Premises and fails to discharge or bond such lien, or post security with Landlord acceptable to Landlord within thirty (30) days after receipt by Tenant of written notice thereof;

(iv)if Tenant fails to maintain in force all policies of insurance required by this Lease and such failure shall continue for more than ten (10) business days after Landlord gives Tenant written notice of such failure;

(v)if any petition is filed by or against Tenant or any guarantor of this Lease under any present or future section or chapter of the Bankruptcy Code, or under any similar law or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed, or vacated, as the case may be, within sixty (60) days of commencement with respect to Tenant's or a guarantor's filing or within ninety (90) days with respect to a filing made against Tenant or guarantor by another party), or if any order for relief shall be entered against Tenant or any guarantor of this Lease in any such proceedings;

(vi)if Tenant or any guarantor of this Lease becomes insolvent or makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors;

(vii)if a receiver, custodian, or trustee is appointed for the Demised Premises or for all or substantially all of the assets of Tenant or of any guarantor of this Lease, which appointment is not vacated within ninety (90) days following the date of such appointment; or

(viii)if Tenant fails to perform or observe any other term of this Lease and such failure shall continue for more than thirty (30) days after Landlord gives Tenant written notice of such failure, or, if such failure cannot be corrected within such thirty (30) day period, if Tenant does not commence to correct such default within said thirty (30) day period and thereafter diligently prosecute the correction of same to completion within a reasonable time.

(b)Upon the occurrence of any one or more Events of Default, Landlord may, at Landlord's option, without any demand or notice whatsoever (except as expressly required in this Section 22):

(i)Terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination and all rights of Tenant under this Lease and in and to the Demised Premises shall terminate. Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Demised Premises to Landlord on the date specified in such notice; or

(ii)Terminate this Lease as provided in Section 22(b)(i) hereof and recover from Tenant all damages Landlord may incur by reason of Tenant's default, which shall be calculated at the date of such termination, as follows: (1) the value of the excess, if any, of (A) the Base Rent, Additional Rent and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the Expiration Date had this Lease not been terminated (the "Remaining Term"), over (B) the aggregate reasonable rental value of the Demised Premises for the Remaining Term (which excess, if any shall be discounted to present value at the "Treasury Yield" as defined below for the Remaining Term); plus (2) the costs of recovering

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possession of the Demised Premises and all other expenses incurred by Landlord due to Tenant's default, including, without limitation, reasonable attorneys' fees; (3) the unpaid Base Rent and Additional Rent earned as of the date of termination plus any interest and late fees due hereunder, plus other sums of money and damages owing on the date of termination by Tenant to Landlord under this Lease or in connection with the Demised Premises. The amount as calculated above shall be deemed immediately due and payable. The payment of the amount calculated in subparagraph (ii)(1) shall not be deemed a penalty but shall merely constitute payment of liquidated damages, it being understood and acknowledged by Landlord and Tenant that actual damages to Landlord are extremely difficult, if not impossible, to ascertain. "Treasury Yield" shall mean the rate of return in percent per annum of Treasury Constant Maturities for the length of time specified as published in document H.15(519) (presently published by the Board of Governors of the U.S. Federal Reserve System titled "Federal Reserve Statistical Release") for the calendar week immediately preceding the calendar week in which the termination occurs. If the rate of return of Treasury Constant Maturities for the calendar week in question is not published on or before the business day preceding the date of the Treasury Yield in question is to become effective, then the Treasury Yield shall be based upon the rate of return of Treasury Constant Maturities for the length of time specified for the most recent calendar week for which such publication has occurred. If no rate of return for Treasury Constant Maturities is published for the specific length of time specified, the Treasury Yield for such length of time shall be the weighted average of the rates of return of Treasury Constant Maturities most nearly corresponding to the length of the applicable period specified. If the publishing of the rate of return of Treasury Constant Maturities is ever discontinued, then the Treasury Yield shall be based upon the index which is published by the Board of Governors of the U.S. Federal Reserve System in replacement thereof or, if no such replacement index is published, the index which, in Landlord's reasonable determination, most nearly corresponds to the rate of return of Treasury Constant Maturities. In determining the aggregate reasonable rental value pursuant to subparagraph (ii)(1)(B) above, the parties hereby agree that, at the time Landlord seeks to enforce this remedy, all relevant factors should be considered, including, but not limited to, (a) the length of time remaining in the Remaining Term, (b) the then current market conditions in the general area in which the Building is located, (c) the likelihood of reletting the Demised Premises for a period of time equal to the remainder of the Term, (d) the net effective rental rates then being obtained by landlords for similar type space of similar size in similar type buildings in the general area in which the Building is located, (e) the vacancy levels in the general area in which the Building is located, (f) current levels of new construction that will be completed during the Remaining Term and how this construction will likely affect vacancy rates and rental rates and (g) inflation; or

(iii)Without terminating this Lease, declare immediately due and payable the sum of the following: (1) the present value (calculated using the "Treasury Yield") of all Base Rent and Additional Rent due and coming due under this Lease for the entire Remaining Term (as if by the terms of this Lease they were payable in advance), plus (2) the cost of recovering and reletting the Demised Premises and all other expenses incurred by Landlord in connection with Tenant's default, plus (3) any unpaid Base Rent, Additional Rent and other rentals, charges, assessments and other sums owing by Tenant to Landlord under this Lease or in connection with the Demised Premises as of the date this provision is invoked by Landlord, plus (4) interest on all such amounts from the date due at the Interest Rate, and Landlord may immediately proceed to distrain, collect, or bring action for such sum, or may file a proof of claim in any bankruptcy or insolvency proceedings to enforce payment thereof; provided, however, that such payment shall not be deemed a penalty or liquidated damages, but shall merely constitute payment in advance of all Base Rent and Additional Rent payable hereunder throughout the

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Term, and provided further, however, that upon Landlord receiving such payment, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other assignees, tenants and subtenants on account of said Demised Premises during the remainder of the Term (provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to this subparagraph (iii)), less all costs, expenses and attorneys' fees of Landlord incurred but not yet reimbursed by Tenant in connection with recovering and reletting the Demised Premises; or

(iv)Without terminating this Lease, in its own name but as agent for Tenant, enter into and upon and take possession of the Demised Premises or any part thereof. Any property remaining in the Demised Premises may be removed and stored in a warehouse or elsewhere at the cost of, and for the account of, Tenant without Landlord being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby unless caused by Landlord's negligence; Thereafter, Landlord may, but shall not be obligated to, lease to a third party the Demised Premises or any portion thereof as the agent of Tenant upon such terms and conditions as Landlord may deem necessary or desirable in order to relet the Demised Premises. The remainder of any rentals received by Landlord from such reletting, after the payment of any indebtedness due hereunder from Tenant to Landlord, and the payment of any costs and expenses of such reletting, shall be held by Landlord to the extent of and for application in payment of future rent owed by Tenant, if any, as the same may become due and payable hereunder. If such rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any such previous default provided same has not been cured; or

(v)Without terminating this Lease, and with or without notice to Tenant, enter into and upon the Demised Premises and, without being liable for prosecution or any claim for damages therefor, maintain the Demised Premises and repair or replace any damage thereto or do anything or make any payment for which Tenant is responsible hereunder. Tenant shall reimburse Landlord immediately upon demand for any expenses which Landlord incurs in thus effecting Tenant's compliance under this Lease and Landlord shall not be liable to Tenant for any damages with respect thereto; or

(vi)Without liability to Tenant or any other party and without constituting a constructive or actual eviction, suspend or discontinue furnishing or rendering to Tenant any property, material, labor, utilities or other service, wherever Landlord is obligated to furnish or render the same as long as an Event of Default exists under this Lease; or

(vii)With or without terminating this Lease, allow the Demised Premises to remain unoccupied and collect rent from Tenant as it comes due; or

(viii)Pursue such other remedies as are available at law or equity.

(c)If this Lease shall terminate as a result of or while there exists an Event of Default hereunder, any funds of Tenant held by Landlord may be applied by Landlord to any damages payable by Tenant (whether provided for herein or by law) as a result of such termination or default.

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(d)Neither the commencement of any action or proceeding, nor the settlement thereof, nor entry of judgment thereon shall bar Landlord from bringing subsequent actions or proceedings from time to time, nor shall the failure to include in any action or proceeding any sum or sums then due be a bar to the maintenance of any subsequent actions or proceedings for the recovery of such sum or sums so omitted.

(e)No agreement to accept a surrender of the Demised Premises and no act or omission by Landlord or Landlord's agents during the Term shall constitute an acceptance or surrender of the Demised Premises unless made in writing and signed by Landlord. No re-entry or taking possession of the Demised Premises by Landlord shall constitute an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No provision of this Lease shall be deemed to have been waived by either party unless such waiver is in writing and signed by the party making such waiver. Landlord's acceptance of Base Rent or Additional Rent in full or in part following an Event of Default hereunder shall not be construed as a waiver of such Event of Default. No custom or practice which may grow up between the parties in connection with the terms of this Lease shall be construed to waive or lessen either party's right to insist upon strict performance of the terms of this Lease, without a written notice thereof to the other party.

(f)If an Event of Default shall occur, Tenant shall pay to Landlord, on demand, all reasonable expenses incurred by Landlord as a result thereof, including reasonable attorneys' fees, court costs and expenses actually incurred.

(g)Tenant hereby waives, for itself and all persons claiming by and under Tenant, all rights and privileges which it might have under any present or future law to redeem the Demised Premises or to continue this Lease after being dispossessed or ejected from the Demised Premises.

23.Landlord's Right of Entry. Tenant agrees to permit Landlord and the authorized representatives of Landlord and of Lender to enter upon the Demised Premises at all reasonable times for the purposes of inspecting the Demised Premises and Tenant's compliance with this Lease, and making any necessary repairs thereto; provided that, except in the case of an emergency, Landlord shall give Tenant reasonable prior notice of Landlord's intended entry upon the Demised Premises. Nothing herein shall imply any duty upon the part of Landlord to do any work required of Tenant hereunder, and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform it. Landlord shall not be liable for inconvenience, annoyance, disturbance or other damage to Tenant by reason of making such repairs or the performance of such work in the Demised Premises or on account of bringing materials, supplies and equipment into or through the Demised Premises during the course thereof, and the obligations of Tenant under this Lease shall not thereby be affected; provided, however, that Landlord shall use reasonable efforts not to disturb or otherwise interfere with Tenant's operations in the Demised Premises in making such inspections, repairs or performing such work. Landlord also shall have the right to enter the Demised Premises at all reasonable times to exhibit the Demised Premises to any prospective purchaser, mortgagee or, during the last six (6) months of the Term, tenant thereof.

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24.Lender's Rights.

(a)For purposes of this Lease:

(i)"Lender" as used herein means the holder of a Mortgage;

(ii)"Mortgage" as used herein means any or all mortgages, deeds to secure debt, deeds of trust or other instruments in the nature thereof which may now or hereafter affect or encumber Landlord's title to the Demised Premises, and any amendments, modifications, extensions or renewals thereof.

(b)Subject to the receipt by Tenant of a subordination, non-disturbance and attornment agreement, substantially in the form of Exhibit H attached hereto, along with such commercially reasonable revisions as may be requested by Lender (an "SNDA"), this Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien and security title of any Mortgage. Tenant hereby agrees to execute and promptly deliver to Landlord the SNDA. Tenant recognizes and acknowledges the right of Lender to foreclose or exercise the power of sale against the Demised Premises under any Mortgage.

(c)Tenant shall, in confirmation of the subordination set forth in Section 24(b) and notwithstanding the fact that such subordination is self-operative, and no further instrument or subordination shall be necessary, upon demand, at any time or times, execute, acknowledge, and deliver to Landlord or to Lender any and all reasonable instruments requested by either of them to evidence such subordination (provided such instruments do not materially and adversely affect the rights of Tenant hereunder).

(d)At any time during the Term, Lender may, by written notice to Tenant, make this Lease superior to the lien of its Mortgage. If requested by Lender, Tenant shall, upon demand, at any time or times, execute, acknowledge, and deliver to Lender, any and all reasonable instruments that may be necessary to make this Lease superior to the lien of any Mortgage.

(e)If Lender (or Lender's nominee, or other purchaser at foreclosure) shall hereafter succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease, Tenant shall, if requested by such successor, attorn to and recognize such successor as Tenant's landlord under this Lease without change in the terms and provisions of this Lease and shall promptly execute and deliver any reasonable instrument that may be necessary to evidence such attornment, provided that such successor shall not be bound by (i) any payment of Base Rent or Additional Rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease, and then only if such prepayments have been deposited with and are under the control of such successor, (ii) any provision of any amendment to the Lease to which Lender has not consented, (iii) the defaults of any prior landlord under this Lease, or (iv) any offset rights arising out of the defaults of any prior landlord under this Lease. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between each successor landlord and Tenant, subject to all of the terms, covenants and conditions of this Lease.

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25.Estoppel Certificate and Financial Statement.

(a)Landlord and Tenant agree, at any time, and from time to time, within twenty (20) days after written request of the other, to execute, acknowledge and deliver an accurate statement in writing in recordable form to the requesting party and/or its designee certifying that: (i) this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified), (ii) the dates to which Base Rent, Additional Rent and other charges have been paid, (iii) whether, to the best of its knowledge, there exists any failure by the requesting party to perform any term, covenant or condition contained in this Lease, and, if so, specifying each such failure, (iv) (if such be the case) Tenant has unconditionally accepted the Demised Premises and is conducting its business therein, and (v) and as to such additional matters as may be requested, it being intended that any such statement delivered pursuant hereto may be relied upon by the requesting party and by any purchaser of title to the Demised Premises or by any mortgagee or any assignee thereof or any party to any sale-leaseback of the Demised Premises, or the landlord under a ground lease affecting the Demised Premises. Notwithstanding the foregoing, neither Landlord nor Tenant shall be obligated to execute, acknowledge and deliver any such statement more than once in a 12-month period.

(b)If Landlord desires to finance, refinance, or sell the Building, an Event of Default exists, or, not more than once in any 12-month period, for any other reason Tenant and all guarantors of Tenant's obligations hereunder, if any, shall deliver to Landlord, any potential lender or any potential purchaser designated by Landlord such financial statements of Tenant and such guarantors as may be reasonably required by such lender or purchaser, including but not limited to Tenant's financial statements for the past 3 years; provided, however, that if Priority Fulfillment Services, Inc. is the Tenant, then it shall only be required to provide the publicly available financial statements of the Guarantor, in the manner described in this subsection (b). If Tenant or Guarantor makes its financial statement available on line via the internet at and provides Landlord with the then current website address and any other path information necessary for Landlord to access the same, then Tenant shall be deemed to have complied with all requirements of this paragraph. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and the information contained therein ("Confidential Information") shall be used only for the purposes herein set forth. Landlord agrees to reveal such Confidential Information only to such Landlord Representatives (as hereinafter defined) who need to know the Confidential Information and only to the extent to which such parties likewise agree to keep such information confidential. "Landlord Representatives" are defined as Landlord's partners, affiliates, lenders, investors, agents, employees, legal counsel, accounting advisors, property management company and any prospective transferee of Landlord's interest in the Building. The parties agree that the Confidential Information shall not include any information that (i) is already known to Landlord or the Landlord Representatives without obligation of confidentiality; (ii) is or becomes publicly known through no wrongful act by Landlord or the Landlord Representatives; (iii) is approved for release by Tenant by written authorization from Tenant; or (iv) is required to be disclosed by law or by regulatory or judicial process.

26.Landlord Liability.  NO OWNER OF THE DEMISED PREMISES, WHETHER OR NOT NAMED HEREIN, SHALL HAVE LIABILITY HEREUNDER AFTER IT CEASES TO HOLD TITLE TO THE DEMISED PREMISES. NEITHER LANDLORD NOR ANY OFFICER, DIRECTOR, SHAREHOLDER, PARTNER OR PRINCIPAL OF LANDLORD, WHETHER DISCLOSED OR UNDISCLOSED, SHALL BE UNDER ANY PERSONAL LIABILITY WITH RESPECT TO ANY OF

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THE PROVISIONS OF THIS LEASE. IN THE EVENT LANDLORD IS IN BREACH OR DEFAULT WITH RESPECT TO LANDLORD'S OBLIGATIONS OR OTHERWISE UNDER THIS LEASE, TENANT SHALL LOOK SOLELY TO THE EQUITY OF LANDLORD IN THE BUILDING FOR THE SATISFACTION OF TENANT'S REMEDIES. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT LANDLORD'S LIABILITY UNDER ME TERMS, COVENANTS, CONDITIONS, WARRANTEES AND OBLIGATIONS OF THIS LEASE SHALL IN NO EVENT EXCEED LANDLORD'S EQUITY INTEREST IN THE BUILDING.

27.Notices. Any notice required or permitted to be given or served by either party to this Lease shall be deemed given when made in writing, and either (i) personally delivered, (ii) deposited with the United States Postal Service, postage prepaid, by registered or certified mail, return receipt requested, or (iii) delivered by a nationally recognized overnight delivery service providing proof of delivery, properly addressed to the address set forth in Section 1(m) (as the same may be changed by giving written notice of the aforesaid in accordance with this Section 27). If any notice mailed is properly addressed with appropriate postage but returned for any reason, such notice shall be deemed to be effective notice and to be given on the date of mailing. Any notice required or permitted to be given or served by Landlord or Tenant to this Lease may be given by either an agent, law firm or attorney acting on behalf of Landlord or Tenant.

28.Brokers. Tenant represents and warrants to Landlord that, except for those parties set forth in Section 1(o) (the "Brokers"), Tenant has not engaged or had any conversations or negotiations with any broker, finder or other third party concerning the leasing of the Demised Premises to Tenant who would be entitled to any commission or fee based on the execution of this Lease. Tenant hereby further represents and warrants to Landlord that Tenant is not receiving and is not entitled to receive any rebate, payment or other remuneration, either directly or indirectly, from the Brokers, and that it is not otherwise sharing in or entitled to share in any commission or fee paid to the Brokers by Landlord or any other party in connection with the execution of this Lease, either directly or indirectly. Tenant hereby indemnifies Landlord against and from any claims for any brokerage commissions (except those payable to the Brokers, all of which are payable by Landlord pursuant to a separate agreement) and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. Landlord represents and warrants to Tenant that, except for those parties set forth in Section 1(o) (the "Brokers"), Landlord has not engaged or had any conversations or negotiations with any broker, finder or other third party concerning the leasing of the Demised Premises to Tenant who would be entitled to any commission or fee based on the execution of this Lease. Landlord hereby further represents and warrants to Tenant that Landlord, apart from the standard brokerage commission, is not receiving and is not entitled to receive any rebate, payment or other remuneration, either directly or indirectly, from the Brokers. Landlord hereby indemnifies Tenant against and from any claims for any brokerage commissions (except those payable to the Brokers, all of which are payable by Landlord pursuant to a separate agreement) and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination of this Lease for any reason.

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29.Assignment and Subleasing.

(a)Tenant may not assign, mortgage, pledge, encumber or otherwise transfer this Lease, or any interest hereunder, or sublet the Demised Premises, in whole or in part, without on each occasion first obtaining the prior express written consent of Landlord, which consent Landlord shall not unreasonably withhold, delay or condition. Any change in control of Tenant resulting from a merger, consolidation, stock transfer or asset sale shall be considered an assignment or transfer which requires Landlord's prior written consent. For purposes of this Section 29, by way of example and not limitation, Landlord shall be deemed to have reasonably withheld consent if Landlord determines (i) that the prospective assignee or subtenant is not of a financial strength similar to Guarantor, as of the Effective Lease Date, (ii) that the prospective assignee or subtenant has a poor business reputation, (iii) that the proposed use of the Demised Premises by such prospective assignee or subtenant (including, without limitation, a use involving the use or handling of Hazardous Substances) will negatively affect the value or marketability of the Building or the Project or (iv) that the prospective assignee or subtenant is a current tenant in the Project or is a bona-fide third-party prospective tenant.

(b)If Tenant desires to assign this Lease or sublet the Demised Premises or any part thereof, Tenant shall give Landlord written notice no later than forty-five (45) days in advance of the proposed effective date of any proposed assignment or sublease, specifying (i) the name and business of the proposed assignee or sublessee, (ii) the amount and location of the space within the Demised Premises proposed to be subleased, (iii) the proposed effective date and duration of the assignment or subletting and (iv) the proposed rent or consideration to be paid to Tenant by such assignee or sublessee. Tenant shall promptly supply Landlord with financial statements and other information as Landlord may reasonably request to evaluate the proposed assignment or sublease. Landlord shall have a period of thirty (30) days following receipt of such notice and other information requested by Landlord within which to notify Tenant in writing that Landlord elects whether to permit Tenant to assign or sublet such space; provided, however, that, if the rent rate agreed upon between Tenant and its proposed subtenant is greater than the rent rate that Tenant must pay Landlord hereunder for that portion of the Demised Premises, or if any consideration shall be promised to or received by Tenant in connection with such proposed assignment or sublease (in addition to rent), then one-half (1/2) of such excess rent and other consideration (after payment of brokerage commissions, attorneys' fees, and other disbursements reasonably incurred by Tenant for such assignment and subletting if acceptable evidence of such disbursements is delivered to Landlord) shall be considered Additional Rent owed by Tenant to Landlord, and shall be paid by Tenant to Landlord, in the case of excess rent, in the same manner that Tenant pays Base Rent and, in the case of any other consideration, within ten (10) business days after receipt thereof by Tenant; or (iii) to refuse, in Landlord's reasonable discretion (taking into account all relevant factors including, without limitation, the factors set forth in the Section 29(a) above), to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Demised Premises. If Landlord should fail to notify Tenant in writing of such election within the aforesaid thirty (30) day period, Landlord shall be deemed to have elected option (iii) above. Tenant agrees to reimburse Landlord for reasonable legal fees and any other reasonable costs incurred by Landlord in connection with any requested assignment or subletting, and such payments shall not be deducted from the Additional Rent owed to Landlord pursuant to subsection (ii) above. Tenant shall deliver to Landlord copies of all documents executed in connection with any permitted assignment or subletting, which documents shall be in form and substance reasonably satisfactory to Landlord and

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which shall require such assignee to assume performance of all terms of this Lease on Tenant's part to be performed.

(c)No acceptance by Landlord of any rent or any other sum of money from any assignee, sublessee or other category of transferee shall be deemed to constitute Landlord's consent to any assignment, sublease, or transfer. Permitted subtenants or assignees shall become liable directly to Landlord for all obligations of Tenant hereunder, without, however, relieving Tenant of any of its liability hereunder. No such assignment, subletting, occupancy or collection shall be deemed the acceptance of the assignee, tenant or occupant, as Tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this Lease. Any assignment or sublease consented to by Landlord shall not relieve Tenant (or its assignee) from obtaining Landlord's consent to any subsequent assignment or sublease.

30.Termination or Expiration.

(a)No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof. Notwithstanding anything to the contrary contained herein, if this Lease is rejected in any bankruptcy action or proceeding filed by or against Tenant, and the effective date of rejection is on or after the date upon which that month's Rent is due and owing, then the Rent owing under this Lease for the month during which the effective date of such rejection occurs shall be due and payable in full and shall not be prorated.

(b)At the expiration or earlier termination of the Term of this Lease, Tenant shall surrender the Demised Premises and all improvements, alterations and additions thereto, and keys therefor to Landlord, clean and neat, and in the same condition as at the Lease Commencement Date, excepting normal wear and tear, condemnation and casualty other than that required to be insured against by Tenant hereunder.

(c)If Tenant remains in possession of the Demised Premises after expiration of the Term, with or without Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant-at-sufferance at the greater of (i) one hundred fifty percent (150%) of the then current fair market base rental value of the Demised Premises or (ii) one hundred fifty percent (150%) of the Base Rent in effect at the end of the Term. Tenant shall also continue to pay all other Additional Rent due hereunder. Notwithstanding the foregoing, there shall be no renewal of this Lease by operation of law or otherwise, and, in addition to and without limiting such rights and remedies as may be available to Landlord at law or in equity as a result of Tenant's holding over beyond the Term, Landlord shall be entitled to exercise any and all rights and remedies available to Landlord in respect of an Event of Default hereunder (it being agreed that any such holdover shall be deemed an immediate Event of Default hereunder).  In addition to the foregoing, Tenant shall be liable for all damages, direct and consequential, incurred by Landlord as a result of such holdover. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right of possession of the Demised Premises shall reinstate, continue Or extend the Term or Tenant's right of possession. The provisions of this subsection 30(c) shall survive the expiration of the Term.

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31.Renewal Option.

(a)Provided that (i) no material adverse change has occurred in Tenant’s financial condition, (ii) this Lease is in full force and effect, and (iii) no Event of Default shall exist under this Lease, either on the date Tenant exercises its Renewal Option (as hereinafter defined) or as of the effective date of the Renewal Term (as hereinafter defined), or would exist but for the pendency of any cure periods provided under Section 22(a) herein; Tenant shall have the option to extend the Term of this Lease with respect to the entire Demised Premises for one (1) additional period (the “Renewal Option”) of five (5) years (the “Renewal Term”).  The Renewal Option shall be subject to all of the terms and conditions contained in this Lease except that (i) the Renewal Rent (as hereinafter defined) shall be at the then prevailing Market Rate (as defined below) on the commencement date of the Renewal Term; (ii) Landlord shall have no obligation to improve the Demised Premises or provide any improvement allowance; and (iii) there shall be no further option to extend the Term beyond the Renewal Term.

(b)Tenant shall send Landlord a preliminary expression of Tenant’s willingness to renew this Lease no earlier than two hundred seventy (270) days or later than one hundred eighty (180) days prior to the expiration of the Primary Term of this Lease (the “Renewal Notice”).  In the event Tenant timely provides Landlord with Tenant's Renewal Notice, Landlord shall notify Tenant (“Landlord's Response”), on or before one hundred fifty (150) days prior to the expiration of the Primary Term of this Lease of the Renewal Rent to be payable by Tenant during the Renewal Term.  Upon receipt of Landlord’s Response, Tenant shall thereafter have the right, exercisable by written notice to Landlord on or before thirty (30) days after Landlord’s delivery of Landlord’s Response to reject Landlord’s Response, in which event this Section 31 shall be null and void in all respects and Tenant shall vacate and surrender the Demised Premises to Landlord in accordance with this Lease upon expiration of the Primary Term.  In the event Tenant fails to reject Landlord’s Response on or before the expiration of such 30-day period, then it shall be conclusively deemed that Tenant shall have irrevocably exercised its Renewal Option under this Section 31 for the Renewal Rent stated in Landlord’s Response.  In the event any date referenced in this Section 31(b) falls on a day other than a business day, such date shall be deemed to be the next following business day.

(c)The Renewal Rent for the Renewal Term shall be an amount equal to the prevailing Market Rate.  As used herein “Market Rate” shall mean the then prevailing market rate for triple net base rent (and with charges for parking, which parking charges shall be in addition to Base Rent) for tenants of comparable quality for renewal leases in buildings of comparable size, age, use, location and quality in the Memphis, Tennessee market area, taking into consideration the extent of the availability of space as large as the Demised Premises in the marketplace and all other economic terms then customarily prevailing in such renewal leases in said marketplace.

(d)This Renewal Option is personal with respect to Priority Fulfillment Services, Inc.  Any assignment or subletting shall automatically terminate Priority Fulfillment Services, Inc.’s rights hereunder.  Time is of the essence with respect to the provisions of this Section 31.

32.Late Payments. In the event any installment of rent, inclusive of Base Rent, or Additional Rent or other sums due hereunder, if any, is not paid within five (5) days after the due date therefor, Tenant shall pay an administrative fee (the "Administrative Fee") equal to five percent (5%) of such past due amount, plus interest on the amount past due at the lesser of (i) the maximum interest rate allowed by

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law or (ii) a rate of fifteen percent (15%) per annum (the "Interest Rate"), in order to defray the additional expenses incurred by Landlord as a result of such late payment. The Administrative Fee is in addition to, and not in lieu of, any of the Landlord's remedies hereunder.

33.Rules and Regulations. Tenant agrees to abide by the rules and regulations set forth on Exhibit D attached hereto, as well as other reasonable rules and regulations reasonably promulgated by Landlord in a nondiscriminatory manner from time to time, so long as such rules and regulations are not intended to modify or amend the basic Lease terms and do not materially and adversely impact Tenant's cost or ability to operate and apply to all tenants of the Building in a nondiscriminatory manner.

34.Quiet Enjoyment. So long as Tenant pays its rent and performs its obligations hereunder, Landlord agrees that Tenant shall have the right to quietly use and enjoy the Demised Premises for the Term free from the disturbance by Landlord or any party by, through or under Landlord.

35.Miscellaneous.

(a)The parties hereto hereby covenant and agree that Landlord shall receive the Base Rent, Additional Rent and all other sums payable by Tenant hereinabove provided as net income from the Demised Premises, without any abatement (except as set forth in Section 20 and Section 21), reduction, set-off, counterclaim, defense or deduction whatsoever.

(b)If any clause or provision of this Lease is determined to be illegal, invalid or unenforceable under present or future laws effective during the Term, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and that in lieu of such illegal, invalid or unenforceable clause or provision there shall be substituted a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

(c)All rights, powers, and privileges conferred hereunder upon the parties hereto shall be cumulative, but not restrictive to those given by law.

(d)TIME IS OF THE ESSENCE OF THIS LEASE.

(e)No failure of Landlord or Tenant to exercise any power given Landlord or Tenant hereunder or to insist upon strict compliance by Landlord or Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's or Tenant's rights to demand exact compliance with the terms hereof.

(f)This Lease contains the entire agreement of the parties hereto as to the subject matter of this Lease and no prior representations, inducements, letters of intent, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force and effect. Any future amendment to this Lease must be in writing and signed by the parties hereto. The masculine (or neuter) pronoun, singular number shall include the masculine, feminine and neuter gender and the singular and plural number.

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(g)This contract shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has a usufruct, not subject to levy and sale, and not assignable by Tenant except as expressly set forth herein.

(h)Under no circumstances shall Tenant have the right to record this Lease or a memorandum thereof.

(i)The captions of this Lease are for convenience only and are not a part of this Lease, and do not in any way define, limit, describe or amplify the terms or provisions of this Lease or the scope or intent hereof.

(j)This Lease may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

This Lease shall be interpreted under the laws of the State where the Demised Premises are located.

(k)This Lease shall be interpreted under the laws of the State where the Demised Premises are located.

(l)The parties acknowledge that this Lease is the result of negotiations between the parties, and in construing any ambiguity hereunder no presumption shall be made in favor of either party. No inference shall be made from any item which has been stricken from this Lease other than the deletion of such item.

(m)Landlord and Tenant each waive trial by jury in connection with proceedings or counterclaims brought by either of the parties against the other with respect to any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Demised Premises.

(n)If either Landlord or Tenant commences or engages in any legal action or proceeding against the other party (including, without limitation, litigation or arbitration) arising out of or in connection with the Lease, the Demised Premises or the Project (including, without limitation (a) the enforcement or interpretation of either party's rights or obligations under this Lease (whether in contract, tort, or both) or (b) the declaration of any rights or obligations under this Lease), the prevailing party shall be entitled to recover from the losing party reasonable attorneys' fees, together with any costs and expenses, incurred in any such action or proceeding, including any attorneys' fees, costs, and expenses incurred on collection and on appeal.

(o)Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for all of Landlord's actual documented out of pocket costs incurred in reviewing the proposed action or consent, including, without limitation, attorneys', engineers' or architects fees, within ten (10) days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

(p)Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability

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of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it, and its agents shall not intentionally or voluntarily disclose the terms and conditions of this Lease to any newspaper or other publication or any other tenant or apparent prospective tenant of the Building, the Demised Premises or the Project, without the prior written consent of Landlord; provided, however, that Tenant may disclose the terms to Tenants Representatives (as hereinafter defined). Tenant agrees to reveal such Lease information only to such Tenant Representatives who need to know the Lease information and only to the extent to which such parties likewise agree to keep such information confidential. "Tenant Representatives" are defined as Tenant's partners, affiliates, lenders, investors, agents, employees, legal counsel, accounting advisors, property management company and any prospective subtenant or assignee of Tenant's interest in the Building. The parties agree that the confidential Lease information shall not include any information that (i) was already known to Tenant or the Tenant Representatives prior to Lease execution without obligation of confidentiality; (ii) is or becomes publicly known through no wrongful act by Tenant or the Tenant Representatives; (iii) is approved for release by Tenant by written authorization from Tenant; or (iv) is required to be disclosed by law or by regulatory or judicial process.

(q)If more than one entity executes this Lease as Tenant, their execution of this Lease will constitute their covenant and agreement that: (i) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant; and (ii) the term "Tenant" as used in this Lease means and includes each of them jointly and severally. The act of or notice from, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to the exercise of any options hereunder, will be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted.

(r)Tenant represents and warrants to and covenants with Landlord that (i) neither Tenant nor any of its owners or affiliates currently are, or shall be at any time during the term hereof, in violation of any laws relating to terrorism or money laundering (collectively, the "Anti-Terrorism Laws"), including without limitation Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and regulations of the U.S. Treasury Department's Office of Foreign Assets Control (“OFAC”) related to Specially Designated Nationals and Blocked Persons (“SDN's OFAC Regulations”), and/or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56) (the "USA Patriot Act"); and (ii) neither Tenant nor any of its owners, affiliates, investors, officers, directors, employees, vendors, subcontractors or agents is or shall be during the term hereof a "Prohibited Person" which is defined as follows: (1) a person or entity owned or controlled by, affiliated with, or acting for or on behalf of, any person or entity that is identified as an SDN on the then-moat current list published by OFAC at its official website, http://www.treas.gov/offices/eotffc/ofac/sdn/tllsdn.pdf, or at any replacement website or other replacement official publication of such list, and (2) a person or entity who is identified as or affiliated with a person or entity designated as a terrorist, or associated with terrorism or money laundering pursuant to regulations promulgated in connection with the USA Patriot Act.

36.Special Stipulations. The Special Stipulations, if any, attached hereto as Exhibit C, are incorporated herein and made a part hereof, and to the extent of any conflict between the foregoing provisions and the Special Stipulations, the Special Stipulations shall govern and control.

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37.Effective Lease Date. For purposes of this Lease, the term "Effective Lease Date" shall mean the later date upon which this Lease is signed by Landlord and Tenant.

38.Authority.  If Tenant is not a natural person, Tenant shall cause its corporate secretary or general partner, as applicable, to execute the certificate attached hereto as Exhibit E. Tenant is authorized by all required corporate or partnership action to enter into this Lease and the individual(s) signing this Lease on behalf of' Tenant are each authorized to bind Tenant to its terms.

39.No Offer Until Executed. The submission of this Lease by Landlord to Tenant for examination or consideration does not constitute an offer by Landlord to lease the Demised Premises and this Lease shall become effective, if at all, only upon the execution and delivery thereof by Landlord and Tenant. Execution and delivery of this Lease by Tenant to Landlord constitutes an offer to lease the Demised Premises on the terms contained herein. The offer by Tenant will be irrevocable until 6:00 p.m. Eastern time for fifteen (15) days after the date of execution of this Lease by Tenant and delivery to Landlord. This Lease may be executed and delivered by facsimile or electronic media and in multiple counterparts, followed by delivery of originals to the other party.

[Signature page follows]

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Lease Agreement — Stateline Business Park

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IN WITNESS WHEREOF, the parties hereto have hereunto set their hands under seals, the day and year first above written.

LANDLORD:

Date:	US INDUSTRIAL REIT III - MIDWEST, a Texas real estate investment trust

By:
Name:
Title:

Attest:
Name:
Title:

TENANT:

Date:	PRIORITY FULFILLMENT SERVICES, INC., a Delaware corporation

By:
Name:
Title:

Attest:
Name:
Title:

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ATTESTATION

STATE OF __________________

COUNTY OF ________________

BEFORE ME, a Notary Public in and for said County, personally appeared ______________ _________________________________________ and ____________________________________, known to me to be the person(s) who, as ________________________________________ and ________________________________________, respectively, of ___________________________, the corporation, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said real estate investment trust as officers of said real estate investment trust, that the same is their free act and deed as such officers, respectively, and they were duly authorized thereunto by its board of directors.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal, this ______ day of ____________, 20____.

Notary Public
My Commission Expires:

STATE OF __________________

COUNTY OF ________________

BEFORE ME, a Notary Public in and for said County, personally appeared ______________ _________________________________________ and ____________________________________, known to me to be the person(s) who, as ________________________________________ and ________________________________________, respectively, of ___________________________, the corporation, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said corporation as officers of said corporation, that the same is their free act and deed as such officers, respectively, and they were duly authorized thereunto by its board of directors; and that the seal affixed to said instrument is the corporate seal of said corporation.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal, this ______ day of ____________, 20____.

Notary Public
My Commission Expires:

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Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

EXHIBIT A

DEMISED PREMISES

EXHIBIT "A"

DEMISED PREMISES
Approx. 198,162 SF
RIGHT OF FIRST REFUSAL SPACE
Approx. 175,482 SF
OVERALL PLAN
TENANT IMPROVEMENTS FOR
Trane
STATELINE BUSINESS PARK
SOUTHAVEN, MISSISSIPPI
IDI
JOSEPH P. HAGAN, ARCHITECT
SEAL
JOB NO.
DATES
SHEET NO.
A1

EXHIBIT A

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

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065611.00451  248408 v7

EXHIBIT B-1

PRELIMINARY PLANS AND SPECIFICATIONS / WORK

1)	Install demising wall of sheetrock on metal studs, painted on both sides.

2)	If required, split HVAC infrastructure from adjacent space not leased by Tenant.

3)	Split existing utility services along new demising wall

4)	Otherwise, space is being offered "as-is" with all existing systems in good working order.

EXHIBIT B-1

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SCHEDULE I

TENANT WORK

Itemized Bid
PROJECT: PFSWEB – SOUTHAVEN 1560 STATE LINE ROAD

BID TO:	MARK JENKINS
CONTRACTOR:	Dan Walker Associates, Inc. - General Contractors	PROJECT MANAGER:		Fred Shackelford
PLAN DATE:	Tuesday, February 02, 2016	BID DATE:		Thursday, May 26, 2016
			SQ FOOTAGE
			198162
ITEM #	ITEMIZED BREAKDOWN	Cost	Cost PSF	COMMENTS
1	DUST PROTECTION		$0.00
2	DEMO FLOORS, BASE		$0.00
3	CONCRETE		$0.00
4	FRAME, HANG AND FINISH NEW TENANT DIVIDER WALL	see below

EXHIBIT B-1

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5	DOORS, FRAMES, AND HARDWARE		$0.00
6	ROUGH CARPENTRY		$0.00
7	MILLWORK ALLOWANCE		$0.00
8	GLASS AND GLAZING		$0.00
9	CEILINGS		$0.00
10	REPLACE ALL CARPET THROUGHOUT MAIN AND WAREHOUSE OFFICES	$18,725.00	$0.09
11	REPLACE ALL VCT IN MAIN AND WAREHOUSE OFFICES	$24,875.00	$0.13
12	PAINT ALL OFFICE WALLS - INCLUDES MAIN OFFICE AND WAREHOUSE OFFICE	$10,127.00	$0.05
13	PAINT BOTH SIDES OF NEW TENANT DIVIDER WALL	see below
14	DOCK EQUIPMENT - PROVIDE AND INSTALL 17 NEW DOCK SEALS, 35,000# PIT LEVELERS, LEVELER PITS, AND DOCK LIGHTS. INSTALL 9 QUAD OUTLETS FOR NEW DOCK LIGHTS	$171,238.00	$0.86
15	WINDOW TREATMENTS		$0.00
16	FIRE PROTECTION		$0.00
17	REMOVE AND RESET WATER CLOSETS FOR INSTALLATION OF NEW VCT FLOORS IN REST ROOMS	$2,681.00	$0.01
18	SEPARATE GAS SERVICE AND RESTART ALL GAS UNITS ONCE GAS IS SPLIT.	see below

EXHIBIT B-1

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19	SEPARATE ELECTRICAL SERVICE, RE-FEEDING ALL PANELS, HVAC UNITS AND LIGHT CIRCUITS AS NEEDED	see below
20	GENERAL CONDITIONS	INCL
21	CLEANUP	INCL
22	TEMPORARY FACILITIES	INCL
23	SUPERVISION	INCL
24	CONTRACTORS FEE	INCL
	Construction Costs	$227,646.00	$1.15

EXHIBIT B-1

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065611.00451  248408 v7

EXHIBIT C

SPECIAL STIPULATIONS

The Special Stipulations set forth herein are hereby incorporated into the body of the lease to which these Special Stipulations are attached (the "Lease"), and to the extent of any conflict between these Special Stipulations and the preceding language, these Special Stipulations shall govern and control.

1.Right of First Refusal to Lease.

(a)Granting of Right. Provided that (i) this Lease is in full force and effect; and (ii) no Event of Default exists under this Lease or would exist but for the pendency of any cure periods provided for in Section 22, either on the date Tenant exercises its Right of First Refusal (as hereinafter defined) or as of the time possession of such Right of First Refusal Space (as hereinafter defined) is delivered to Tenant, Tenant shall have a one-time right of first refusal (the "Right of First Refusal") during the Primary Term to lease the right of first refusal space consisting of 175,482 square feet as reflected on Exhibit A of the Lease and incorporated by reference herein (the "Right of First Refusal Space").

(b)Landlord's Notice. Landlord shall exercise good faith efforts to advise Tenant in writing if it enters into negotiations to lease all or any portion of the Right of First Refusal Space with any third party.  If Landlord reasonably believes it has fully negotiated the terms of a lease proposal with a bona fide third party prospective tenant (the "Proposal"), Landlord shall send a copy of such Proposal to Tenant ("Landlord's Notice"), which Landlord's Notice shall set forth the applicable portion of the Right of First Refusal Space covered by the Proposal and the basic economic terms and conditions of such Proposal. A Proposal shall be deemed "bona fide" in the event that Landlord reasonably believes the terms and conditions in the Proposal are fully negotiated between the third party tenant and the Landlord. Tenant shall have a period of four (4) business days from the date of Landlord's Notice to notify Landlord whether Tenant elects to exercise its Right of First Refusal with respect to all of that portion of Right of First Refusal Space offered upon such terms and conditions set forth in Landlord's Notice, including, without limitation, term, basic rent, allowances and rentable square footage. Notwithstanding the foregoing, Landlord shall only be obligated to notify Tenant of the availability of such Right of First Refusal Space and Tenant shall only have rights pursuant to the terms of this paragraph in the event that such proposal includes that portion of the Right of First Refusal Space, which is immediately contiguous to the Demised Premises.

(c)Exercise of Right of First Refusal. If Tenant fails to give any notice to Landlord within the required four (4) business day period, Tenant shall be deemed to have refused to exercise its Right of First Refusal with respect to the Right of First Refusal Space. If Tenant refuses to exercise its Right of First Refusal, either by giving written notice of refusal or failing to timely give notice of exercise, Landlord shall thereafter have the right to lease such portion of the Right of First Refusal Space to the third party and Tenant's Right of First Refusal with respect to all of the Right of First Refusal Space shall automatically cease and forever terminate, unless (i) Landlord does not enter into a lease with the third party who obtained the Proposal or (ii) the Material Economic Provisions (as defined below) of the Proposal finally agreed to between Landlord and the third party are substantially different from the

EXHIBIT C

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Priority Fulfillment Services, Inc.

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Bldg. H

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065611.00451  248408 v7

Material Economic Provisions set forth in Landlord's original Landlord's Notice and original Proposal and the third party is not then an existing tenant of the Building, in which case Tenant will again be provided with a subsequent Landlord's Notice and Right of First Refusal under the terms of this paragraph with respect to the new terms and conditions being offered in the final Proposal. For purposes of this Lease, (a) "Material Economic Provisions" shall be the square footage of the Right of First Refusal Space, Base Rent, Additional Rent, improvement allowances and free rent or other material financial incentives that collectively comprise the financial portion of the Lease and (b) "substantially different" shall mean that the Material Economic Provisions of the final Proposal, when considered collectively, shall be more than ten percent (10%) more beneficial to the third party than the Material Economic Provisions, when considered collectively, as set forth in the original Landlord's Notice and original Proposal.

(d)Lease Amendment.  If Tenant exercises its right to lease any portion of the Right of First Refusal Space pursuant to this Exhibit C, Special Stipulations, paragraph 1, Landlord and Tenant shall, within thirty (30) days after Tenant exercises its Right of First Refusal, enter into a lease amendment (the "ROFR Amendment") with respect to such portion of the Right of First Refusal Space leased on the terms, covenants and conditions set forth in Landlord's Notice, including, but not limited to, Base Rent, tenant improvement allowance and term; provided, however, all other terms and conditions contained in this Lease shall apply to the Right of First Refusal Space as a result of Tenant's election hereunder, except to the extent specified otherwise in the Landlord's Notice. Effective upon the date set forth in the ROFR Amendment, the Right of First Refusal Space shall be added to the definition of Demised Premises under the Lease and the annual Base Rent shall be increased by an amount equal to the product obtained by multiplying (1) the number of square feet in the Right of First Refusal Space times (2) the annual Base Rent rate (as reflected in the Landlord's Notice) per square foot. Additionally, Tenant's Operating Expense Percentage shall be increased by the amount of square feet in the Right of First Refusal Space divided by the number of square feet in the Building (i.e., in the same manner as Tenant shall be responsible for Operating Expenses allocable to the original Demised Premises under this Lease).

(e)Duration of Right. This Right of First Refusal shall automatically terminate on the expiration of the 48th month of the Primary Term of this Lease. The Right of First Refusal is personal with respect to Priority Fulfillment Services, Inc. Any assignment or subletting by Priority Fulfillment Services, Inc. shall automatically terminate this right.

2.Landlord Insurance. Landlord shall maintain at all times during the Term of this Lease, with such deductible as Landlord in its sole judgment determines advisable, insurance on the "Special Form" or equivalent form on a replacement cost basis against loss or damage to the Building (excluding all fixtures and property required to be insured by Tenant under this Lease). Landlord may also elect to carry other insurance coverages that Landlord reasonably determines appropriate, including, without limitation, commercial general liability insurance and insurance on the "Special Form" or equivalent form against abatement or loss of rental by reason of the occurrences covered by the insurance described in the preceding sentence and by reason of any service interruptions in an amount equal to all base rent and additional rent to be derived from the Building for at least twelve (12) months following the occurrence of such casualty.

EXHIBIT C

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065611.00451  248408 v7

3.Construction of Demised Premises.

(a)Notwithstanding the provisions of Section 17 of this Lease, Landlord shall be responsible for the cost of the construction of the Improvements only up to an amount equal to $237,794.40 (based on $1.20 per square foot of the Demised Premises) (the "Tenant Allowance").   If the entire Tenant Allowance is not utilized as of the Lease Commencement Date, any un-used portion shall be forfeited.  Upon Substantial Completion of the Improvements, Landlord shall deliver to Tenant a bill (“Landlord’s Notice”) for all amounts in excess of the Tenant Allowance (collectively, the “Excess Cost”).  Tenant agrees to pay any Excess Cost in full to Landlord within ten (10) calendar days following receipt of Landlord’s Notice (the “Payment Period”).

(b)For purposes of this Special Stipulation, the cost of the construction of the Improvements shall be deemed to include, but not be limited to, the cost of the Plans and Specifications, permits and buildout (including, without limitation, the demising walls, utilities, and heating, ventilating and air conditioning system serving or comprising a portion thereof) associated therewith.

4.Tenant’s Early Occupancy.

(a)Subject to the provisions below, from and after the Lease Date, Tenant shall have the right to enter the Demised Premises in order to install racking, install Tenant Alterations (to the extent permitted by the Lease) and generally prepare the Demised Premises for occupancy (“Early Access”).

(b)Tenant’s right to Early Access is subject to, and conditioned upon, the following:

(i)Early Access is only permitted if, and to the extent, (A) permitted by applicable Governmental Requirements and (B) Landlord has obtained possession of the Demised Premises from the prior tenant and such tenant’s lease has terminated.

(ii)Tenant shall comply with all the terms and conditions of this Lease during any Early Access, other than the obligation to pay Base Rent and its share of Operating Expenses.

(iii)Tenant shall not interfere with Landlord’s completion of the Improvements;

(iv)Tenant shall at all times strictly adhere to safety protocols in place related to its construction activities.

(iv)Tenant will provide written notice to Landlord prior to any Early Access and Landlord shall have the right to have a representative present during such access.

(vi)Tenant shall not begin operation of its business from the Demised Premises until the Lease Commencement Date.

EXHIBIT C

3

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

(vii)Notwithstanding anything to the contrary contained herein, Tenant does hereby expressly acknowledge and agree that the storage and installation of fixtures and Personal Property (including equipment) in the Demised Premises shall be at Tenant's sole risk, cost and expense, and that Landlord shall not be liable for and Tenant hereby releases Landlord from any and all liability for theft thereof or any damage thereto occasioned by any act of God or by any acts, omissions or negligence of any persons.  Tenant does hereby further agree to indemnify, defend (with counsel reasonably acceptable to Landlord), and hold harmless Landlord and its employees, officers, directors, agents and contractors from and against any and all claims, liabilities, losses, actions, causes of action, demands, costs and expenses (including, without limitation, attorneys' fees at the trial and appellate levels) of any and every nature arising out of or in any way relating to Tenant's Early Access.

5.Inspection Rights — Operating Expense Books and Records.

(a)Landlord's books and records pertaining to the calculation of Operating Expenses for any calendar year within the Term may be inspected by Tenant at Tenant's expense, at any reasonable time within six (6) months after Tenant's receipt of Landlord's statement for Operating Expenses; provided that Tenant shall give Landlord not less than fifteen (15) days' prior written notice of any such inspection. If Landlord and Tenant agree that Landlord's calculation of Tenant's share of Operating Expenses for the inspected calendar year was incorrect, the parties shall enter into a written agreement confirming such error and then, and only then, Tenant shall be entitled to a credit against future Base Rent for said overpayment (or a refund of any overpayment if the Term has expired) or Tenant shall pay to Landlord the amount of any underpayment, as the case may be. If Tenant's inspection proves that Landlord's calculation of Tenant's share of Operating Expenses for the inspected calendar year resulted in an overpayment by more than fifteen percent (15%) of Tenant's share, Landlord shall also pay the reasonable fees and expenses of Tenant's independent professionals, if any, conducting said inspection.

(b)All of the information obtained through Tenant's inspection with respect to financial matters (including, without limitation, costs, expenses, income) and any other matters pertaining to Landlord, the Demised Premises, the Building and/or the Project as well as any compromise, settlement, or adjustment reached between Landlord and Tenant relative to the results of the inspection shall be held in strict confidence by Tenant and its officers, agents, and employees; and Tenant shall cause its independent professionals and any of its officers, agents or employees to be similarly bound. The obligations within this subsection (b) shall survive the expiration or earlier termination of the Lease.

(c)The audit shall take place at Landlord's regional offices or, at Landlord's option, the Building, at a time mutually convenient to Landlord and Tenant (but not later than sixty (60) days after receipt of Tenant's notice to audit). Except as Landlord may consent in writing, the audit shall be completed within ten (10) business days after commencement. No copying of Landlord's books or records will be allowed. The audit may be accomplished by either Tenant's own employees with accounting experience reasonably sufficient to conduct such review, or a nationally or regionally recognized public accounting firm approved by Landlord, which approval shall not be unreasonably withheld or delayed, and that is engaged on either a fixed price or hourly basis. Under no circumstances shall Landlord be required to consent to an accounting firm that is also a tenant of Landlord (or any Landlord affiliate) in the Building or any building in the city or metropolitan area in which the Building is located. A copy of

EXHIBIT C

4

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

the results of the audit shall be delivered to Landlord within 30 days after the completion of the audit. Failure by Tenant to timely request an audit, or to timely deliver to Landlord the results of the audit when such failure continues for more than 10 business days after Landlord requests the results of a completed audit, or to follow in any material respect any of the procedures set forth in this Section is deemed a waiver of the applicable audit right and any right to contest the Operating Expenses or the applicable calendar year and is deemed acceptance of the Operating Expenses for the applicable calendar year. Any audit review by Tenant shall not postpone or alter the liability and obligation of Tenant to pay any Rent due under the term of the Lease. Tenant shall not be entitled to conduct such an audit during any period in which an Event of Default exists under this Lease. No subtenant shall have any right to conduct an audit and no assignee shall conduct an audit for any period during which such assignee was not in possession of the Demised Premises or for any period in which Tenant has conducted an audit.

6.Environmental Matters. Landlord shall indemnify Tenant and hold Tenant harmless from and against any and all expenses, losses and liabilities actually suffered by Tenant (with the exception of any and all consequential damages, including but not limited to the loss of use of the Demised Premises, lost profits and loss of business, and those expenses, losses, and liabilities arising from the negligence or willful act of Tenant or Tenant's Affiliates) as a result of a governmental authority having jurisdiction ordering a cleanup, removal or other remediation by Tenant of any Hazardous Substances placed on, under or about the Demised Premises by Landlord. Notwithstanding the foregoing, Landlord shall have the right to undertake and perform any studying, remedying, removing or disposing of, or otherwise addressing, any Contamination which is the responsibility of Landlord hereunder and to control all communications with regulatory or governmental agencies with respect thereto, and Tenant shall not perform such acts and communications nor be entitled to any indemnification hereunder unless (w) Tenant is specifically required by Environmental Laws to perform such acts, (x) Tenant notifies Landlord of such Contamination promptly after Tenant has actual knowledge or reasonable belief of its existence, (y) Tenant promptly provides copies to Landlord of any notices given or received by Tenant related to such Contamination and (z) Landlord has failed or refused to perform such acts and communications after having been afforded reasonable written notice by Tenant and having had reasonable opportunity to perform such acts and communications.

7.Guaranty. Simultaneously with the execution of this Lease, Tenant shall cause Guarantor to execute and deliver a guaranty of Tenant's obligations hereunder in the form attached hereto as Exhibit G.

8.Taxes. Landlord agrees to cooperate with Tenant reasonably and in good faith, at Tenant's sole cost and expense, to minimize ad valorem real property taxes applicable to the Building by, among other things, co-signing applications for ad valorem tax exemptions for the Demised Premises at Tenant's request.

9.Landlord’s Default.

(a)Notice. If Landlord fails to perform or observe or otherwise breaches any term of this Lease and such failure shall continue for more than 30 days after Tenant gives Landlord written notice of such failure, or, if such failure does not arise out of a failure by Landlord to pay a sum of money and cannot reasonably be corrected within such 30-day period, if Landlord does not commence to correct

EXHIBIT C

5

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

such default within such 30-day period and thereafter diligently prosecute the correction of same to completion within a reasonable time, a “Landlord Event of Default” shall exist under this Lease.

(b)Tenant’s Right to Cure.  Upon the occurrence of a Landlord Event of Default, Tenant may at Tenant’s option, cure the Landlord Event of Default and the actual cost of such cure shall be payable by Landlord to Tenant within 30 calendar days after written demand; provided, however, that if a failure by Landlord to perform or observe any term of this Lease gives rise to circumstances or conditions which constitute an emergency threatening human health or safety or substantial damage to the Demised Premises, Tenant’s personal property, or materially impedes the conduct of the business of Tenant at the Demised Premises, Tenant shall be entitled to take immediate curative action (prior to the expiration of any notice and cure period set forth above, other than such notice to Landlord’s representative as may be reasonable under the circumstances) to the extent necessary to eliminate the emergency.

(c)Requirements for Self-Help.  All costs incurred by Tenant hereunder must be reasonable in amount and reasonably incurred and must not exceed the scope of the Landlord Event of Default in question; and if such costs are chargeable as a result of labor or materials provided directly by Tenant, rather than by unrelated third parties, the costs shall not exceed the amount which would have been charged by a qualified third party unrelated to Tenant.  All work performed by Tenant must be of first-class quality.  Such costs must be reasonably documented and copies of such documentation must be delivered to Landlord with the written demand for reimbursement. Nothing contained in this Special Stipulation shall create or imply the existence of any obligation by Tenant to cure any Landlord Event of Default.

EXHIBIT C

6

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

EXHIBIT D

INDUSTRIAL PARK – RULES AND REGULATIONS

1.The sidewalks, entrances, passages, elevators, elevators, vestibules, stairways, corridors or shall not be obstructed by Tenant or used for any purpose other than ingress and egress to and from the Demised Premises.

2.No awning or other projections shall be attached to the outside walls of the Demised Premises or the exterior of the building of which they form without, in each instance, the prior written consent of Landlord. No tenant and no employees of any tenant shall go upon the roof of the Building without the consent of Landlord.

3.Tenant shall not place, affix or maintain any showcases, merchandise, security devises, signs or other articles to the exterior of Tenant's Premises or in the common areas of the Building without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.

4.Except as otherwise permitted under the Lease, no sign, advertisement, display, notice, or other lettering shall be exhibited, inscribed, painted, or affixed on any part of the outside of the Demised Premises or inside, if visible from the outside, or outside the building of which they form a part, and no symbol, design, mark, or insignia adopted by Landlord for the Building or the tenants therein shall be used in connection with the conduct of Tenant's business in the Demised Premises or elsewhere without, in each instance, the prior written consent of Landlord, which consent shall not be unreasonably withheld. All such signs, displays, advertisements, and notices of Tenant so approved by Landlord shall be maintained by Tenant in good and attractive condition at Tenant's expense and risk. Tenant shall not use handbills for advertising at the Building.

5.The Demised Premises shall not be used for (i) an auction, "fire sale", "liquidation sale", "going out of business sale" or any similar such sale or activity, (ii) lodging or sleeping, or (iii) any immoral or illegal purposes, unless pursuant to court order.

6.No aerial shall be erected on the roof or exterior walls of the Demised Premises, or on the grounds without, in each instance, the prior written consent of Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

7.No loud speakers, television sets, phonographs, radios, musical instruments or other devices shall be used in a manner so as to be heard or seen outside of the Demised Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed.

8.Tenant shall not make or permit any noise, odor or gases which Landlord deems objectionable to emanate from the Demised Premises. Tenant shall not suffer, allow, or permit any vibration, light, or

EXHIBIT D

1

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

other effect to emanate from the Demised Premises, or from any machine or other installation therein, or otherwise suffer, allow, or permit the same to constitute a nuisance or otherwise interfere with the safety, comfort, or convenience of Landlord or any of the other tenants or occupants of the Building or their Agents/Invitees, or any others lawfully in or upon the Building. Upon notice by Landlord to Tenant that any of the aforesaid is occurring, Tenant agrees to forthwith remove or control the same.

9.Canvassing, soliciting and peddling in the Building are prohibited and each Tenant shall cooperate to prevent the same.

10.No material shall be placed in the trash boxes, containers or receptacles in the Building unless such material may be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage and will not result in a violation of any law or ordinance governing such disposal. If Landlord shall provide or designate a service for picking up refuse and garbage, then all empty boxes, containers, garbage and other refuse shall be kept in the kind of container specified by Landlord, and shall be placed in the area specified by Landlord and prepared for collection in the manner and at the times and places reasonably specified by Landlord and Tenant shall use same at Tenant's cost, provided such cost shall be competitive to any similar service available to Tenant. Tenant will not install or cause to be installed any automatic garbage disposal equipment without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed with respect to a garbage disposal in the kitchen area.

11.The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purposes other than those for which they were constructed. No foreign substance of any kind (including sweepings, rubbish, rags, etc.) shall be thrown therein and the expense for any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

12.Tenant shall not overburden the parking facilities, and agrees to cooperate with Landlord and others in the use of the Nonexclusive Areas. Landlord reserves the right, in its sole discretion, to allocate parking spaces in the Nonexclusive Areas among Building occupants. Only vehicles which reasonably fit within the lined spaces may use the parking facilities, which may not be used for the continuous parking of any vehicle or trailer, regardless of size. No parking is allowed in roadways, driveways, fire lanes, service areas, walkways, building entrances, or any other area not designated for parking. Any trucks or trailers serving the Demised Premises shall be parked in areas designated by Landlord and shall not interfere with other occupants' access to other premises, parking, or other common areas. Landlord shall not be responsible for any illegally parked vehicle that Landlord shall have towed.

13.Tenant at its expense shall participate in any reasonable window cleaning program that may be established by Landlord for all or substantially all other stores or premises in the Building.

EXHIBIT D

2

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

14.Except for vending machine, postage machines, or similar devices located within the Demised Premises (and not visible from the exterior of the Demised Premises) solely for the use of Tenant and Tenant's Agents/Invitees, Tenant shall not install, maintain, or operate any coin or token vending machine or video games, pinball machine or other entertainment devices or any coin operated device for the sale of any goods, wares, merchandise, food, beverages, or services without the prior written consent of Landlord.

15.Tenant will assure that the doors of premises are closed and locked and that all water faucets, water apparatus, and utilities are shut off (except heat to the extent necessary to prevent the freezing or bursting of pipes and heat and air conditioning to the extent necessary to prevent the drawing of heated or cooled air) before Tenant or Tenant's employees leave the Demised Premises, so as to prevent waste or damage. For any default or carelessness in this regard, Tenant will pay for all injuries sustained by other tenants or occupants of the Building or by Landlord.

16.Tenant shall not attach or permit to be attached additional locks or similar devices to any door, transom or window of the Demised Premises; change existing locks or the mechanism thereof, or make or permit to be made any keys for any door other than those provided by Landlord. If more than two keys for one lock are desired, Landlord will provide upon payment therefore by Tenant. Tenant, upon termination of its tenancy, shall deliver to the Landlord all keys of offices, rooms and toilet rooms which have been furnished to Tenant or which Tenant shall have had made, in the event of loss of any keys so furnished shall pay Landlord therefore.

17.Landlord shall have the right to prohibit any advertising by any tenant which in Landlord's reasonable opinion, tends to impair the reputation of the Building.

18.Landlord may waive any one or more of these rules and regulations for the benefit of any particular tenant or tenants, but no waiver by Landlord will be construed as a waiver of those rules and regulations in favor of any other tenant or tenants, nor prevent Landlord from enforcing any rules and regulations against any or all of the tenants of the Building.

19.Landlord will direct electricians as to where and how telephone or telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Demised Premises shall be subject to the approval of Landlord.

20.Parking spaces associated with the Building are intended for the exclusive use of passenger automobiles. Except for intermittent deliveries, no vehicles other than passenger automobiles may be parked in a parking space (other than spaces expressly designated on the Plans for truck parking) without the express written permission of Landlord. Trucks may be parked only in truck dock positions and in other paved areas expressly designated for such purpose in the Plans. Trailers may be parked only in paved areas expressly designated for such purpose in the Plans. Neither trucks nor trailers may be parked

EXHIBIT D

3

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

or staged in (i) areas adjacent to truck docks, serving any portion of the Building, which are intended by Landlord for truck maneuvering or (ii) any driveway, drive aisle or other paved area which provides ingress or egress for cars or trucks to or from any portion of the Building or any street adjoining the Building.

21.No tenant shall use any area within the Project for storage purposes other than the interior of the Demised Premises.

22.Tenant will have the right to stripe or mark the floor of the Building only in compliance with this rule. Landlord strongly encourages Tenant to stripe or otherwise mark the floor of the Building only with 3M floor striping tape. If Tenant elects to paint stripes or other markings on the floor of the Building, all such paint must, prior to expiration or termination of this Lease, be removed by Tenant at its expense in accordance with this rule. Paint on the floor of the Building must be removed only by use of a chemical paint remover; provided that the chemical used for removal must be permissible for such use under Environmental Laws and other Governmental Requirements and the chemical must be used (and all chemicals and removed paint must be disposed of) in accordance with Environmental Laws and other Governmental Requirements. Under no circumstances may paint be removed from the floor of the Building by grinding, scraping or shot-blasting. After paint has been chemically removed in accordance with this rule, the floor must be thoroughly cleaned to remove completely any chemical residue which might be present as a result of the removal process.

23.If Tenant installs any racking, equipment or machinery in the Building which requires installation of bolts in the floor of the Building, Tenant must, prior to expiration or termination of this Lease, at the expense of Tenant, remove all such bolts in accordance with this rule. All bolts will be cut or ground so that the top of the remaining portion of the bolt is at least one-quarter inch below the surface of the floor. All holes created by such removal of bolts must be filled with 100% epoxy, which meets the standards set by the American Concrete Institute and which is color-matched to the floor being filled.

EXHIBIT D

4

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

EXHIBIT E

CERTIFICATE OF AUTHORITY

CORPORATION

The undersigned, Secretary of Priority Fulfillment Services, Inc., a Delaware corporation ("Tenant"), hereby certifies as follows to US Industrial REIT III - Midwest, a Texas real estate investment trust ("Landlord"), in connection with Tenant's proposed lease of 198,162 square feet of space known as Suite 101 in Building H of Stateline Business Park located at 1560 East Stateline Road, Southaven, Mississippi 38671 (the "Premises"):

1.	Tenant is duly organized, validly existing and in good standing under the laws of the State of Delaware, and duly qualified to do business in the State of Mississippi.

2.

That the following named persons, acting individually, are each authorized and empowered to negotiate and execute, on behalf of Tenant, a lease of the Demised Premises and that the signature opposite the name of each individual is an authentic signature.

(name)	(title)	(signature)

(name)	(title)	(signature)

(name)	(title)	(signature)

3.	That the foregoing authority was conferred upon the person(s) named above by the Board of Directors of Tenant, at a duly convened meeting held __________________, 20____.

EXHIBIT E

1

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

EXHIBIT F

NOTICE OF LEASE TERM DATES

Date:___________________________

To:

In accordance with the subject Lease, we wish to advise and/or confirm as follows:

1.

That the Demised Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the subject Lease and that to the actual knowledge of the undersigned officer of Tenant, Tenant is not aware of any deficiency in construction.

2.

That the Tenant has possession of the subject Demised Premises and acknowledges that under the provisions of the subject Lease the Term of said Lease shall commence on the Lease Commencement Date, which is _______________ for a term of 62 months ending on the Expiration Date, which is __________________.

3.	That in accordance with the subject Lease, Rent commences to accrue on the Base Rent Commencement Date, which is ________________________.

4.

As set forth in Section 1(e) of the Lease, the first and last days of the of the First Period, Second Period, Third Period, Fourth Period, Fifth Period, Sixth Period, and any Fractional Month are set forth below in the updated Base Rent schedule:

The 60-day period commencing on the Lease Commencement Date (the "First Period"):	$0.00 (subject to Section 1(g), which governs the abatement of the monthly Base Rent of $53,668.88 for the First Period)
The approximately 10-month period commencing on the Base Rent Commencement Date and ending on the last day of the 10th full calendar month thereafter and includes any Fractional Month (as defined below in this section)* (the "Second Period"):	$53,668.88
The 12-month period commencing on the day following the last day of the Second Period (the "Third Period"):	$54,876.42

EXHIBIT F

1

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

The 12-month period commencing on the day following the last day of the Third Period (the "Fourth Period"):	$56,111.14
The 12-month period commencing on the day following the last day of the Fourth Period (the "Fifth Period"):	$57,373.64
The 14-month period commencing on the day following the last day of the Fifth Period (the "Sixth Period"):	$58,664.55

*As used in this Lease, a "Fractional Month" means the period commencing _________________ and ending ________________________. The Base Rent applicable to the Second Period shall include the prorated amount applicable to any such Fractional Month, which prorated amount shall be due on the first day of the Fractional Month. The first billing of the Second Period will contain a pro rata adjustment for any Fractional Month in the Second Period. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

5.Subject to the terms of the Lease, Rent is due and payable in advance on the first day of each and every month during the term of said Lease beginning on_______________________. Rent should be payable via wire transfer to:

ACH Remittance (wire)
Wells Fargo Bank
San Francisco, CA
ABA #: 121000248
To Credit: US Industrial REIT III - Midwest
Account #: 4121537260

Or to the following address:

US Industrial REIT III - Midwest
P. O. Box 202235
Dept. 23508
Dallas, TX 75320-2235

6.The number of square feet within the Demised Premises is 198,162 square feet.

EXHIBIT F

2

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

7.Tenant's Proportionate Share is calculated as follows:

During the First Period:	53.04%
During the Second Period:	53.04%
During the Third Period:	53.04%
During the Fourth Period:	53.04%
During the Fifth Period:	53.04%
During the Sixth Period:	53.04%

LANDLORD:

US INDUSTRIAL REIT III - MIDWEST,
a Texas real estate investment trust

By:
Name:
Title:

TENANT:

PRIORITY FULFILLMENT SERVICES, INC.,
a Delaware corporation

By:
Name:
Title:

EXHIBIT F

3

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

EXHIBIT G

GUARANTY

THIS GUARANTY (this "Guaranty"), made and entered into this _____day of __________, 20____, by PFSweb, Inc.,  a Delaware corporation (hereinafter referred to as "Guarantor") in favor of US Industrial REIT III - Midwest, a Texas real estate investment trust (hereinafter called "Landlord") and any subsequent owner or holder of the Lease (as hereinafter defined).

RECITALS:

Landlord has entered into an Industrial Lease Agreement ("Lease") with Priority Fulfillment Services, Inc., a Delaware corporation ("Tenant"), in which Guarantor has a direct or indirect financial interest or affiliation, which Lease was executed by Tenant on ________________, 2016, and provides for the leasing to Tenant of approximately 198,162 square feet of space known as Suite 101 in Building H of Stateline Business Park located at 1560 East Stateline Road, Southaven, Mississippi 38671; and

Landlord will not enter into the Lease unless Guarantor guarantees the obligations of Tenant under the Lease as set forth herein; and

Guarantor derives benefits from the Lease to Tenant.

NOW THEREFORE, as a material inducement to Landlord to enter into the Lease with Tenant, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged and confessed, Guarantor does hereby, irrevocably and unconditionally, warrant and represent unto and covenant and agree with Landlord as follows:

1.Guaranty - Guarantor hereby unconditionally guarantees the full, faithful and punctual payment of all rent, additional rent and other amounts due to Landlord under the Lease by Tenant and the full, faithful and punctual performance by Tenant of all the terms, provisions and conditions of the Lease, together with interest or late charges on all of the foregoing as provided in the Lease and all other costs and expenses of collection (all of the foregoing sometimes hereinafter referred to as the "Obligations").

2.No Discharge - This Guaranty by Guarantor shall continue for the benefit of Landlord notwithstanding (a) any extension, modification, amendment or alteration of the Lease entered into by Tenant, (b) any assignment of the Lease, with or without the consent of Landlord, (c) any bankruptcy, reorganization, or insolvency of Tenant or any successor or assignee thereof, or (d) any release, extension or modification of the liability of Tenant or any other party liable under the Lease or any other guaranty of the Lease. This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty of payment and performance and shall remain in full force and effect notwithstanding, without limitation, the death or incompetency of Guarantor or Tenant, or any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Guarantor or

EXHIBIT G

1

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

Tenant or by any defense which Tenant may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

3.Primarily Liable - This Guaranty is a guaranty of payment and not of collection. The liability of Guarantor under this Guaranty shall be joint and several and primary and direct and in addition to any right of action which shall accrue to Landlord under the Lease. Landlord shall have the right, at its option, to proceed against Guarantor (or any one or more parties constituting Guarantor) without having commenced any action, or having obtained any judgment, against Tenant or any other party liable under the Lease or any other guaranty of the Lease.

4.Default - In the event of a default by Tenant under the Lease, Landlord shall have the right to enforce its rights, powers and remedies under the Lease, any other guaranty of the Lease, and under this Guaranty and all rights, powers and remedies available to Landlord shall be non-exclusive and cumulative of all other rights, powers and remedies under the Lease, any other guaranty of the Lease or under this Guaranty or by law or in equity. The obligations of Guarantor hereunder are independent of the obligations of Tenant or any other guarantor, and Landlord may proceed directly to enforce all rights under this Guaranty without proceeding against or joining Tenant, any other guarantor or any other person or entity. Until all of the Obligations have been performed and paid in full, Guarantor shall have no right of subrogation to Landlord, and Guarantor hereby waives any rights to enforce any remedy which Landlord may have against Tenant.

5.Waivers - Guarantor expressly waives and agrees not to assert or take advantage of: (a) the defense of the statute of limitations in any action hereunder or in any action for collection of the Obligations, (b) any defense that may arise by reason of the failure of the Landlord to file or enforce a claim against Guarantor or Tenant in bankruptcy or in any other proceeding, (c) any defense based on the failure of Landlord to give notice to Guarantor of the creation, existence or incurring of any new obligations or on the action or non-action of any person or entity in connection with the Obligations, (d) any duty on the part of Landlord to disclose to Guarantor any facts it may know or may hereafter acquire regarding Tenant, (e) any defense based on lack of diligence on the part of Landlord in the collection of any and all of the Obligations, or (f) any demand for payment, presentment, notice of protest or dishonor, notice of acceptance of this Guaranty and any and all other notices or demands to which Guarantor might otherwise be entitled by law.

6.Subordination; Waiver of Subrogation; Preference and Fraudulent Transfer Indemnity -  After a default under the Lease, any indebtedness (including, without limitation, interest obligations but excluding trade receivables and trade payables accruing in the ordinary course of business for fair value) of Tenant to Guarantor now or hereafter existing shall be deferred, postponed and subordinated to the Obligations. Subject to the limitation on survival hereinafter set forth, Guarantor hereby unconditionally and irrevocably agrees that (a) Guarantor will not at any time assert against Tenant (or Tenant's estate in the event Tenant becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States of America) any right or claim to indemnification, reimbursement, contribution or payment for or with respect to any and all amounts

EXHIBIT G

2

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

Guarantor may pay or be obligated to pay Landlord, including, without limitation, any and all Obligations which Guarantor may perform, satisfy or discharge, under or with respect to this Guaranty; (b) Guarantor waives and releases all such rights and claims and any other rights and claims to indemnification, reimbursement, contribution or payment which Guarantor, or any of them, may have now or at any time against Tenant (or Tenant's estate in the event Tenant becomes bankrupt or becomes the subject of any case or proceeding under any bankruptcy laws); (c) Guarantor shall have no right of subrogation, and Guarantor waives any right to enforce any remedy which Landlord now has or may hereafter have against Tenant; (d) Guarantor waives any benefit of, and any right to participate in, any security now or hereafter held by Landlord; and (e) Guarantor waives any defense based upon an election of remedies by Landlord which destroys or otherwise impairs any subrogation rights of Guarantor or the right of Guarantor to proceed against Tenant for reimbursement. The waivers hereunder shall continue and survive only until the ninety first (91st) day after the Obligations are satisfied in full, provided Tenant has not filed a petition or had a petition filed against it under any present or future section or chapter of the United States Bankruptcy Code during the ninety (90) day period following the date on which the Obligations are so satisfied in full (in which event the same shall survive without limitation). Guarantor further hereby unconditionally and irrevocably agrees and guarantees (on a joint and several basis) to make full and prompt payment to Landlord of any of the Obligations or other sums paid to Landlord pursuant to the Lease which Landlord is subsequently ordered or required to pay or disgorge on the grounds that such payments constituted an avoidable preference or a fraudulent transfer under applicable bankruptcy, insolvency or fraudulent transfer laws; and Guarantor shall fully and promptly indemnify Landlord for all costs (including, without limitation, attorney's fees) incurred by Landlord in defense of such claims of avoidable preference or fraudulent transfer.

7.Choice of Law - This Guaranty is to be performed in the State of Mississippi and shall be governed by and construed in accordance with the laws of the State of Mississippi, without regard to its conflicts laws or choice of law rules.

8.Time of Essence - Time is of the essence of this Guaranty.

9.Notices - Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by hand, or by nationally-recognized overnight express delivery service, by U. S. registered or certified mail, return receipt requested, postage prepaid to the addresses set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

Landlord:

US Industrial REIT III - Midwest

9830 Colonnade Boulevard, Suite 600

San Antonio, Texas 78230-2239

Attention: VP Real Estate Counsel

Attention: VP Portfolio Management

EXHIBIT G

3

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

Guarantor:

PFSweb, Inc.

505 Millennium Drive

Allen, Texas 75013

Attn: Chief Financial Officer

With a copy to:

PFSweb, Inc.

505 Millennium Drive

Allen, Texas 75013

Attn: General Manager

Any notice or other communication mailed as hereinabove provided shall be deemed effectively given (a) on the date of delivery, if delivered by hand; or (b) on the date mailed if sent by overnight express delivery or if sent by U.S. mail. Such notices shall be deemed received (a) on the date of delivery, if delivered by hand or overnight express delivery service; or (b) on the date indicated on the return receipt if mailed. If any notice mailed is properly addressed but returned for any reason, such notice shall be deemed to be effective notice and to be given on the date of mailing.

10.Authority - If Guarantor is not a natural person, Guarantor shall cause its corporate secretary or general partner, as applicable, to execute the certificate attached hereto as Exhibit A. Guarantor is authorized by all required corporate or partnership action to enter into this Guaranty and the individual(s) signing this Guaranty on behalf of Guarantor are each authorized to bind Guarantor to its terms.

11.Successors and Assigns - This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their heirs, legal representatives, successors and assigns.

IN WITNESS WHEREOF, Guarantor has executed under seal and delivered this Guaranty to Landlord on the date and year above first written.

GUARANTOR:

PFSWEB, INC., a Delaware corporation

By:
Name:
Title:

EXHIBIT G

4

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

EXHIBIT A TO GUARANTY

CERTIFICATE OF AUTHORITY

CORPORATION

The undersigned, Secretary of PFSweb, Inc., a Delaware corporation ("Guarantor"), hereby certifies as follows to US Industrial REIT III - Midwest, a Texas real estate investment trust ("Landlord"), in connection with the execution of a Guaranty by Guarantor (the "Guaranty") of that certain Industrial Lease Agreement dated ____________________ 2016 between Landlord and Priority Fulfillment Services, Inc. ("Tenant") (the "Lease") relating to the lease of approximately 198,162 square feet of space known as Suite  101 in Building H of Stateline Business Park located at 1560 East Stateline Road, Southaven, Mississippi 38671 (the "Premises"):

1.Guarantor is duly organized, validly existing and in good standing under the laws of the State of Delaware, and duly qualified to do business in the State of Mississippi.

2.That the following named persons, acting individually, are each authorized and empowered to negotiate and execute, on behalf of Guarantor, a Guaranty of the Lease and that the signature opposite the name of each individual is an authentic signature:

(name)	(title)	(signature)

(name)	(title)	(signature)

(name)	(title)	(signature)

3.That the foregoing authority was conferred upon the person(s) named above by the Board of Directors of Guarantor, at a duly convened meeting held _______________________, 20___.

Secretary

EXHIBIT G

5

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

EXHIBIT H

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Prepared By:

Prudential Asset Resources, Inc.

2100 Ross Avenue, Suite 2500

Dallas, Texas 75201

Kelley Butler, Esq.

After Recording Return To:

Recording information above this line

   Loan No. _______________________

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This Subordination, Non-Disturbance and Attornment Agreement ("Agreement") is effective as of the date of execution by the last of the parties hereto to execute as set forth beneath their respective signatures hereinbelow (the "Effective Date") between ______________________, a _______________  (together with its successors or assigns in interest, collectively "Lender") and _____________________, a ___________________________ ("Tenant," which includes any permitted assigns and successors in interest of Tenant under the Lease).

R E C I T A L S:

A.Lender is the current owner and the holder of a loan evidenced by a Promissory Note (the "Note") dated __________________, 20___, in the original amount of $_________________. The Note is secured by a [name of the security instrument] (the "Mortgage") dated the same date as said Note, and recorded under Document No. [recording information] of the Real Property Records of  _____________  County, [State] covering the real property described therein (the "Mortgaged Premises") and more fully described in the attached Exhibit A.

B.Tenant is the tenant under that certain Lease Agreement dated __________________, 20___ (the "Lease"), between Tenant and [Landlord name confirm from Promissory Note], a ____________________  as landlord (said landlord and its successors and assigns under the Lease, except Lender and those claiming under Lender, hereinafter called "Landlord"), covering all or part of the Mortgaged Premises as set forth under the Lease (hereinafter called the "Demised Premises").

EXHIBIT H

1

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

C.Tenant and Lender desire to confirm their understanding with respect to the Lease and the Mortgage.

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, Lender and Tenant agree as follows:

1.Subordination. The Lease is now, and will at all times and for all purposes be, subject and subordinate, in every respect, to the Mortgage and the lien imposed by the Mortgage, with the provisions of the Mortgage and this Agreement controlling over the provisions of the Lease. The Lease is subordinate and subject, in each and every respect, to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage, (collectively, a "Modification"), and all other loan documents securing the Note, provided that any and all Modifications shall nevertheless be subject to the terms of this Agreement.

2.Non-Disturbance. So long as Tenant is not in default, beyond the applicable cure periods, under any of the terms, provisions, agreements, covenants, or obligations set forth in the Lease (a) Lender shall not name or join Tenant as a defendant in any exercise of Lender's rights and remedies arising upon default under the Mortgage, unless applicable law requires Tenant to be made a party, and (b) Tenant's possession of the Demised Premises under said Lease shall not be disturbed or interfered with by Lender.

3.Attornment.  If Lender or any other party succeeds to the interest of Landlord under the Lease in any manner ("Successor Landlord"), including but not limited to foreclosure, exercise of any power of sale, succession by deed in lieu or other conveyance (a "Succession"), Tenant will attorn to and be bound to Successor Landlord upon Succession and will recognize any Successor Landlord as the landlord under the Lease. The Lease shall continue in full force and effect as a direct lease, in accordance with its terms, except as provided in this Agreement. Such attornment is effective and self-operative without the execution of any further instrument. Tenant, upon request, will sign and deliver any instruments reasonably requested to evidence such attornment. Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate Of otherwise adversely affect the Lease and the obligations of Tenant thereunder as a result of any such foreclosure or trustee's sale.

4.Limitation on Successor Landlord's Liability. Upon any Succession, Successor Landlord shall not be (a) liable for any act or omission of the Landlord under said Lease,(b) subject to any offsets or defenses which Tenant may have against the Landlord arising or occurring prior to the Succession, (c) bound by any rent or additional rent which Tenant may have paid to Landlord for more than the current month, (d) bound by any amendment or modification of the Lease that would reduce or shorten any economic obligations of Tenant under the Lease or materially impair Landlord's rights under the Lease made without Lender's prior written consent; provided, however, Lender shall not be bound by any amendment or modification unless Lender receives a fully executed copy of such amendment or modification within ten (10) business days after execution, (e) liable for any security deposit paid by Tenant to Landlord unless such deposit is delivered to Successor Landlord, (f) liable for or obligated to

EXHIBIT H

2

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

pay for repairs, replacements, damages or allowances not made, performed or paid by the Landlord if such performance or payment was due prior to the Succession, or (g) liable for the payment of any leasing commissions, the triggering event for which arose or occurred prior to the Succession. Any reference to Landlord includes all prior landlords under the Lease. Successor Landlord shall not be liable for the performance of the obligations of the Landlord under the Lease, except for those obligations which first arise during the period of Successor Landlord's ownership of the Mortgaged Premises and for "Continuing Defaults" (as defined below). In the case of a casualty or condemnation repair obligation, Lender must receive the insurance or condemnation proceeds as a condition precedent to Lender's repair obligation under the Lease.

A "Continuing Default" is defined as a non-monetary default by Landlord under the Lease that began prior to Succession, is ongoing and continuing following Succession, is susceptible to being cured, and for which Tenant provided Lender with notice as required hereunder prior to Succession. Successor Landlord shall only have liability for actual damages (not consequential or special damages) that arise after Succession as a result of its failure to cure a Continuing Default.

5.Tenant's Warranty. Tenant warrants to Lender, as of the date hereof, that (a) attached hereto as Exhibit B is a true, correct and complete copy of the Lease, (b) there are no known defaults on the part of Landlord, (c) the Lease is a complete statement of the agreement of the parties with respect to the leasing of the Demised Premises, (d) the Lease is validly executed by Tenant and in full force and effect, and (e) all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied. Tenant acknowledges and warrants to Lender that it has not subordinated the Lease or any of its rights under the Lease to any lien or mortgage other than the Mortgage.

6.Lender Cure Rights. Tenant will notify Lender in writing of any default by Landlord under the Lease that would entitle Tenant to cancel or terminate the Lease. Such notice shall be sent to Lender at 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201, Reference Loan Number, certified mail, return receipt requested. If within fifteen (15) business days after receipt of such default notice Lender notifies Tenant in writing of its intent to cure such default, Lender shall have fifteen (15) business days beyond the curative period available to Landlord under the Lease to cure the default by Landlord. Lender has no obligation to cure any default by Landlord and shall have no liability for not curing any default. In addition, as to any default by Landlord the cure of which requires possession and control of the Mortgaged Premises, Lender's cure period shall continue for such additional time as Lender may reasonably require to obtain possession and control of the Mortgaged Premises.

7.Exculpation of Successor Landlord. Notwithstanding anything to the contrary in this Agreement or the Lease, Tenant shall look exclusively to Successor Landlord's interest in the Mortgaged Premises or any proceeds from the disposition thereof, any rents or profits derived from the Mortgaged Premises, or any insurance or condemnation proceeds related thereto, for the satisfaction of Tenant's remedies in the event of (a) default by Successor Landlord as landlord under the Lease, (b) any indemnity obligation that arises pursuant to the Lease, or (c) any payment or discharge of any money judgment in favor of Tenant against Successor Landlord with respect to the Lease.

EXHIBIT H

3

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

8.Rent Payment. Immediately upon written notice to Tenant (a) that Lender is exercising its rights under the Mortgage or any other loan documents acting to secure the Note following a default under the Loan, or (b) of Lender's succeeding to the Landlord's interest under the Lease, Tenant agrees to pay all rents due under the Lease directly to Lender in accordance with the Lease at Lender's address set forth in Section 6 above. In such event, Landlord hereby expressly authorizes Tenant to make such payments to Lender and further agrees that any sums paid to Lender shall be in satisfaction of Tenant's obligations under the Lease.

9,Complete Agreement. This Agreement supersedes, as between the parties hereto, all of the terms and provisions of the Lease which are inconsistent herewith.

10.No Oral Modification/Binding Effect. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

11.Laws. This Agreement shall be construed in accordance with the laws of the State where the Mortgaged Premises are located.

12.Automatic Amendment of Lease. Upon a Succession, the Lease is automatically amended as follows:

(a)Hazardous Materials. All representations, warranties, indemnities or hold harmless provisions in favor of Tenant from Landlord dealing with the presence, use, transportation, disposal, contamination, exposure to or in any way arising out of hazardous or toxic materials, chemicals or wastes ("Hazardous Materials") are deleted as to Successor Landlord. Lender, however, as Successor Landlord covenants and agrees to (i) comply with all laws governing Hazardous Materials ("Hazardous Materials Laws"), (ii) store, use and dispose of all Hazardous Materials at the Mortgaged Premises in accordance with all applicable Hazardous Materials Laws, and (iii) remove, remediate and/or clean up, as applicable, in accordance with all applicable Hazardous Materials Laws, all Hazardous Materials at the Mortgaged Premises (to the extent not caused by Tenant or its employees, contractors or agents) impairing Tenant's use or access to the Demised Premises.

(b)Insurance. Tenant will at all times carry commercial general liability coverage for its activities and operations at the Demised Premises, listing Lender and Landlord as additional insureds, in such coverage amounts as are required by the Lease but in no event less than One Million Dollars. Lender will have no liability to Tenant for any indemnity or hold harmless provision under the Lease where Lender is otherwise covered by Tenant's commercial general liability coverage(s) as carried by Tenant or which Tenant is required to carry under the Lease. All insurance required to be carried by Landlord under the Lease may be effected by Lender or an affiliate of Lender by self-insurance or by a policy or policies of blanket insurance covering additional items or locations or insureds and with such

EXHIBIT H

4

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

deductibles as Lender may from time to time determine. Tenant has no rights in any policy or policies maintained by Lender.

(c)Option or Right of First Refusal. Lender will not be bound to honor any option or right of first refusal in favor of Tenant to purchase all or any part of the Mortgaged Premises.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed.

ATTEST:	LENDER:

[Lender’s Name],
a
Assistant Secretary
By:
Name:
Title:
Dated:

ATTEST:	TENANT:

[Tenant’s Name],
a

Assistant Secretary	By:
Name:
Title:
Dated:

LANDLORD:
ATTEST:
[Landlord’s Name],
a

Assistant Secretary	By:
Name:
Title:
Dated:

EXHIBIT H

5

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

STATE OF TEXAS	§
§
COUNTY OF	§

Before me, on _________________________, 20___ in and for said State, personally appeared ______________________________, as ____________________________________ of ___________ _________________________, a ____________________________, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that  he executed the instrument on behalf of said _______________________________.

Notary Public

STATE OF TEXAS	§
§
COUNTY OF	§

Before me, on _________________________, 20___ in and for said State, personally appeared ______________________________, as ____________________________________ of ___________ _________________________, a ____________________________, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that  he executed the instrument on behalf of said _______________________________.

Notary Public

STATE OF TEXAS	§
§
COUNTY OF	§

Before me, on _________________________, 20___ in and for said State, personally appeared ______________________________, as ____________________________________ of ___________ _________________________, a ____________________________, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that  he executed the instrument on behalf of said _______________________________.

Notary Public

EXHIBIT H

6

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

EXHIBIT A TO SNDA

LEGAL DESCRIPTION

[to be attached]

EXHIBIT H

7

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

EXHIBIT B TO SNDA

LEASE

[to be attached]

EXHIBIT H

8

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

EXHIBIT I

HVAC REPAIRS

The following is a list of service and /or repairs/attention

•All condensers coils need cleaning

•All fan motor belts need replacing

•Some fan motor pulley(s) need replacing (won’t adjust)

•All cooling coils (evaporator) need cleaning

•All condensate drains need cleaning

•All filters need replacing

Information:

Equipment (All Equipment is 8 years old)

25-Trane TCD300B400HB	25 Ton (Cooling Only) RTU
Filter Info (per unit)	4-20x25x2
4-20x20x2
Belt Size	1-Bx81

3-Trane YSC048A4RLA2XA	4-Ton (Heat/ Cool) RTU
Filter Info (per unit)	4-20x25x1
1-12x25x1 Mist Eliminator
Belt Size	Direct Drive – No Belt

2-Trane YSC036A4RLA2TA	3-Ton (Heat/ Cool) RTU
Filter Info (per unit)	4-20x25x1
Belt Size	Direct Drive – Not Belt

2-Trane YSC102A4RL2XA	8.5 Ton (Heat/ Cool) RTU
Filter Info (per unit)	8-20x25x2
Belt Size	1-AX35

6-Cambridge Warehouse Heaters

EXHIBIT I

1

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

SCHEDULE 8

TENANT’S INSURANCE REQUIREMENTS

Industrial Building Lease Insurance Standards

INSURANCE

A.Commercial General Liability

•	Required for all services.
•	Limits of Liability Per Project: $1,000,000 each occurrence, $2,000,000 aggregate.
•	Insurance Services Office (ISO) general liability form CG 0001 0413 or equivalent.
•	Landlord to be named as additional insured as required by contract
•	Personal injury and contractual liability coverage must be included for the performance of Tenant’s indemnity obligations under this Lease.
•	Waiver of Subrogation included in favor of Landlord and Landlord’s management company.
•	30 Day advance written notice to the Landlord in the event of cancellation.

B.Commercial Auto Policy

•	Required for all leases, where tenant owns, operates, hires, or leases vehicles in their operations.
•	Limits of Liability: Combined single limit of $1,000,000 per occurrence, bodily injury and property damage.
•	Coverage for any Owned, Hired, Non-Owned and Leased Vehicles.
•	Landlord to be named as additional insured.
•	Waiver of Subrogation included.
•	Coverage must be primary and non contributory to Landlords and/or property managers.
•	30 Day advance written notice to the Landlord in the event of cancellation.

C.Umbrella Liability

Such insurance shall provide coverage with limits of not less than the amount outlined below based on service, in excess of the underlying coverages listed in Paragraphs A and B above and D(2) below.

•	Required for all tenants.
•	Tenants’ Limits - $4,000,000 per occurrence, $4,000,000 aggregate.
•	Landlord to be named as additional insured.
•	Waiver of Subrogation included.
•	Coverage must be primary and non contributory to Landlord’s and/or property manager’s respective policies of insurance.
•	30 Day advance written notice to the Landlord in the event of cancellation.

SCHEDULE 8

1

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7

D.Workers' Compensation and Employer's Liability

•	Coverages “A” and “B” below required for all tenants.
1.	Coverage “A” - Statutory requirements in the State in which the Property is located, to include all areas involved in operations covered under this Lease.
2.	Coverage “B” - Employer's Liability, not less than $1,000,000 limit.
•	Waiver of Subrogation included in favor of Landlord and Landlord’s management company.
•	30 Day advance written notice to the Landlord in the event of cancellation.

F.[Deleted]

G.Property Insurance

•

A policy of cause of loss-specialty property insurance coverage at least equal to ISO Special Form Causes of Loss and covering all of Tenant's furniture and fixtures, machinery, equipment, stock and any other personal property owned and used in Tenant's business and found in, on or about the Property, and any leasehold improvements to the Premises in excess of any initial buildout of the Premises by Landlord, in an amount not less than the full replacement cost.

•	Required on all leased locations.
•	Loss of Revenue/Business Income coverage must be included at a minimum of 12 months.
•	Coverage to be provided on an open perils basis insuring against “all risks of direct physical loss.”
•

All policy proceeds will be used for the repair or replacement of the property damaged or destroyed, however, if this Lease ceases under the provisions of Article XIX, Tenant will be entitled to any proceeds resulting from damage to Tenant’s furniture and fixtures, machinery and equipment, stock and any other personal property

Please send all policies, certificates and contracts requiring review to Patrick Kennedy,  PatrickK@cpgstrategy.com and Cathy Moran,  Cathym@cpgstrategy.com with The Corporate Protection Group. For assistance call our office (734) 667-3910.

SCHEDULE 8

2

Priority Fulfillment Services, Inc.

Lease Agreement — Stateline Business Park

Bldg. H

Initial	Initial

065611.00451  248408 v7